Exhibit 4.28.4

Exhibit H

Amendment No. 27 to A320/A330 Agreement

A M E N D M E N T N ° 27

T O T H E A 3 2 0 / A 3 3 0

P U R C H A S E A G R E E M E N T

B E T W E E N

A I R B U S S. A. S.

A N D

LATAM AIRLINES GROUP S.A.

REF: CT1242567

A M E N D M E N T N ° 27

T O   T H E

A 3 2 0 / A 3 3 0 P U R C H A S E A G R E E M E N T

This Amendment No.27 (“Amendment No. 27”) is made as of the ___ day of____________________ 2021 to the A320/A330 Purchase Agreement signed on November 14, 2006,

Between

AIRBUS S.A.S., having its principal office at:

2 rond-point Emile Dewoitine

31700 BLAGNAC

FRANCE

and registered with the Commercial and Companies Register of Toulouse under number 383 474 814 (hereinafter referred to as “the Seller”) of the one part,

AND

LATAM AIRLINES GROUP S.A., having its principal office at:

Edificio Huidobro

Avenida Presidente Riesco 5711 – 20th Floor

Las Condes
SANTIAGO
CHILE

(herein after referred to as “the Buyer”) of the other part.

The Buyer and the Seller being collectively referred to as the “Parties” and individually as a “Party”.

WHEREAS

A-	The Seller and TAM Linhas Aereas S.A. (the “Original Buyer”) have signed on November 14, 2006, an A320/A330 Purchase Agreement (reference CCC 337.0068/06) covering the purchase by the Original Buyer and the sale by the Seller of certain A320 Family Aircraft and A330-200 Aircraft which, together with all Exhibits, Appendixes, Letter Agreements, Amendment No. 1, dated as of January 21, 2008, Amendment No. 2, dated as of October 15, 2008, Amendment No. 3 dated as of July 1, 2009, Amendment No.4, dated as of July 1, 2009, Amendment No.5, dated as of December 24, 2009, Amendment No.6, dated as of March 4, 2010, Amendment No.7, dated as of July 28, 2010 (“Amendment No.7”), Amendment No.8, dated as of April 29, 2011, Amendment No.9, dated as of June 13, 2011, Amendment No.10, dated as of October 11, 2011, Amendment No.11, dated as of October 11, 2011 (“Amendment No.11”), Amendment No.12, dated as of January 27, 2012, Amendment No. 13, dated as of November 30, 2012, Amendment No. 14, dated as of December 14, 2012, Amendment No. 15, dated as of February 18, 2013, Amendment No. 16, dated as of February 27, 2013, Amendment No. 17, dated as of August 19, 2013 and Amendment No. 18, dated as of July 15, 2014, incorporated therein is hereinafter referred to as the “A320/A330 Purchase Agreement”.

B-	The Buyer, Seller and Original Buyer entered into a novation agreement dated 30 October 2014 (the “Novation”) novating the Original Agreement from the Original Buyer to the Buyer.

C-	The Buyer and the Seller entered into Amendment No. 19, dated as of December 11, 2014, Amendment No. 20, dated as of June 3, 2015, Amendment No. 21, dated as of December 21, 2015, Amendment No. 22, dated as of April 15, 2016, Amendment No. 23, dated as of April 15, 2016, Amendment No. 24, dated as of August 8, 2016, Amendment No. 25, dated as of September 22, 2017, and Amendment No.26 dated as of December 21, 2018 (the “Amendment No.26”) (together the “Amendments”).

D-	On May 26, 2020 (the “Petition Date ”), the Buyer filed a voluntary petition for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court” and such proceedings, the “Chapter 11 Cases”), and in connection therewith, has informed the Seller of its decision to assume the Agreement (as defined below), as amended by the terms hereof, pursuant to Section 365(a) of the Bankruptcy Code.

E-	Now, (i) the Buyer and the Seller wish to reschedule the scheduled delivery period of certain NEO Aircraft, and (ii) the Buyer wishes to purchase from the Seller and the Seller wishes to sell to the Buyer REDACTED* aircraft of the A320neo family REDACTED* REDACTED* pursuant to the terms and conditions set out into this Amendment No.27.

NOW THEREFORE IT IS AGREED AS FOLLOWS:

The A320/A330 Purchase Agreement as novated pursuant to the Novation and amended pursuant to the Amendments and this Amendment No.27 is hereinafter referred to as the “Agreement”.

*	All text marked “REDACTED*” is Redacted Per Amended Standing Order Regarding Redaction Dated February 2, 2021.

CONTENT

Clause	TITLE	Page

1	RESCHEDULING	5

2	INCREMENTAL ORDER	5

3	DELIVERY SCHEDULE	11

4	PREDELIVERY PAYMENTS	15

5	PRICE REVISION PROTECTION	17

6	ADDITIONAL CONCESSIONS	18

7	BFE PROVISION	20

8	WAIVER	21

9	CONDITION PRECEDENT	21

10	CONFIDENTIALITY	22

11	LAW AND JURISDICTION	23

12	MISCELLANEOUS PROVISIONS	23

13	SEVERABILITY	23

Exhibit A - Appendix 1	REDACTED*

Exhibit A - Appendix 2	REDACTED*

Exhibit A-4	REDACTED*

Appendix 1 to Exhibit A-4	REDACTED*

Exhibit B	Price Revision Formula
Part 1: NEO Airframe Price Revision Formula

Exhibit C	Amended and restated Letter Agreement No. 6 to Amendment No. 11

*	All text marked “REDACTED*” is Redacted Per Amended Standing Order Regarding Redaction Dated February 2, 2021.

1.	RESCHEDULING

1.1	The Parties hereby agree to reschedule the scheduled delivery period of REDACTED*

REDACTED*

REDACTED* (the “Rescheduled NEO Aircraft”) and to schedule the delivery of such NEO Aircraft in accordance with the following revised scheduled delivery period (the “Revised Scheduled Delivery Period”):

Rank Number	NEO Aircraft Type	Original Scheduled Delivery Month or Quarter (as defined in Amendment No. 26)	Revised Scheduled Delivery Period

REDACTED*

1.2	Propulsion Systems Manufacturer and BFE Suppliers

The Buyer shall remain solely responsible for notifying the rescheduling set out above to the NEO Propulsion Systems manufacturer and BFE suppliers, pursuant to the Buyer’s obligations under the relevant agreements between the Buyer and such NEO Propulsion Systems manufacturer and BFE suppliers.

2.	INCREMENTAL ORDER

2.1	Scope

2.1.1	Sale and Purchase: pursuant to and in accordance with the terms and conditions contained in this Amendment No. 27 (and incorporating the relevant provisions of the A320/A330 Purchase Agreement), the Seller shall sell and deliver and the Buyer shall buy and take delivery of REDACTED* being REDACTED* REDACTED* (the “2021 Incremental A320 NEO Aircraft”), REDACTED* REDACTED* (the “2021 Incremental A321 NEO Aircraft”) REDACTED* REDACTED* (hereinafter individually or collectively referred to as the “2021 Incremental NEO Aircraft”).

*	All text marked “REDACTED*” is Redacted Per Amended Standing Order Regarding Redaction Dated February 2, 2021.

2.1.2	Amendment of Existing Provisions: The Buyer and the Seller agree to amend certain provisions of the Agreement pursuant to the terms and conditions set out in this Amendment N°27.

2.1.3	With effect from the date hereof, all references to “Aircraft”, “NEO Aircraft”, “A320 NEO Family Aircraft” and “2011 A320 NEO Family Aircraft” in the Agreement shall include reference to the 2021 Incremental NEO Aircraft unless expressly stipulated otherwise herein or elsewhere.

2.1.4	Save to the extent specified to the contrary in this Amendment No. 27, all of the terms and conditions respectively relating to A320 NEO Aircraft and A321 NEO Aircraft set out in the Agreement and its Exhibits and Appendices shall apply to the 2021 Incremental A320 NEO Aircraft and 2021 Incremental A321 NEO Aircraft unless expressly stipulated otherwise herein or elsewhere.

2.1.5	Applicability of Letter Agreements

2.1.5.1	REDACTED*

2.1.5.2	REDACTED*

2.1.5.3	REDACTED*

2.1.5.4	REDACTED*

*	All text marked “REDACTED*” is Redacted Per Amended Standing Order Regarding Redaction Dated February 2, 2021.

2.1.5.5	REDACTED*

2.1.5.6	REDACTED*

2.2	Definitions and Interpretations

The parties hereby agree to either insert in alphabetical order or amend and restate, as the case may be, the following definitions in Clause 0.1 of the A320/A330 Purchase Agreement:

A320 NEO Family Aircraft or NEO Aircraft means, as applicable, any or all of the A319 NEO Aircraft, any or all of the A320 NEO Aircraft, any or all of the A321 NEO Aircraft, REDACTED*

REDACTED*

REDACTED*

Aircraft means individually or collectively an Airbus A319 Aircraft, A320 Aircraft,A321 Aircraft, A330-200 Aircraft, A320 NEO Aircraft, A321NEO Aircraft, REDACTED* REDACTED* delivered under this Agreement, including the Airframe, the Propulsion Systems, and any part, component, furnishing or equipment installed on the Aircraft upon Delivery.

Goods and Services means any goods and services that may be purchased by the Buyer from the Seller, excluding Aircraft.

NEO Standard Specification means individually or collectively the A319 NEO Standard Specification, the A320 NEO Standard Specification, the A321 NEO Standard Specification REDACTED*, as applicable.

*	All text marked “REDACTED*” is Redacted Per Amended Standing Order Regarding Redaction Dated February 2, 2021.

2.3.	Specification

2.3.1	NEO Propulsion Systems

In respect of any NEO Aircraft, Clause 2.3.1 of the Agreement (as amended from time to time) shall be deleted and replaced by the following quoted text:

QUOTE

2.3.1	Each Airframe of the A320 NEO Family Aircraft shall be equipped with a set of either two (2) CFM LEAP-1A engines or two (2) International Aero Engines, LLC (“IAE LLC”) PW1100G-JM engines, upon selection referred to respectively as the “NEO Propulsion Systems”.

	IAE LLC	CFM
A319-100 NEO	PW1124G-JM REDACTED*	LEAP-1A24 REDACTED*

A320-200 NEO	PW1127G-JM	LEAP-1A26
	REDACTED*	REDACTED*

or

PW1129G-JM
REDACTED*

A321-200 NEO	PW1133G-JM REDACTED*	LEAP-1A32 REDACTED*

REDACTED*	REDACTED*	REDACTED*

REDACTED*

The Parties agree that, in respect of any NEO Aircraft, any notification received by the Seller from the Buyer prior to the date hereof in relation to the Buyer’s choice of the NEO Propulsion Systems for such NEO Aircraft shall become null and void on the date of Amendment No. 27. The Buyer shall provide written notice to the Seller of its choice of Propulsion Systems for such NEO Aircraft no later than fourteenREDACTED* prior to the first day of the Scheduled Delivery Month of such NEO Aircraft. REDACTED* REDACTED*

UNQUOTE

*	All text marked “REDACTED*” is Redacted Per Amended Standing Order Regarding Redaction Dated February 2, 2021.

2.3.2	REDACTED*

2.4	Pricing

With respect to 2021 Incremental NEO Aircraft only, the provisions contained in Clauses 3.1.1 and 3.1.2 of the Agreement shall not apply and the following quoted provisions shall apply in their place:

QUOTE

3.1.1	NEO Airframe Basic Price

The NEO Airframe Basic Price (the “NEO Airframe Basic Price ”) for the 2021 Incremental NEO Aircraft is the sum of:

(i)	the basic price of the NEO Airframe as defined in the relevant NEO Standard Specification, including Nacelles and Thrust Reversers, and excluding Buyer Furnished Equipment, which is:

For the A320 NEO Aircraft: REDACTED* REDACTED*

For the A321 NEO Aircraft: REDACTED* REDACTED*

REDACTED* REDACTED* REDACTED*

(ii)	the base price of the SCN’s as listed in Appendices 1 and 2 of Exhibit A of this Amendment No. 27 with respect to the A320 NEO Aircraft and the A321 NEO Aircraft, and in Appendix 1 of Exhibit A-4 of this Amendment No. 27 with respect to the REDACTED* , which is:

*	All text marked “REDACTED*” is Redacted Per Amended Standing Order Regarding Redaction Dated February 2, 2021.

For the A321 NEO Aircraft: REDACTED*

For the A321 NEO Aircraft: REDACTED*

REDACTED*

(iii)	the base price of the master charge, which is applicable if a CFM LEAP-1A NEO Propulsion System is selected, which is:

REDACTED*

All respective NEO Airframe Basic Prices have been established in accordance with the average economic conditions prevailing in REDACTED* delivery in REDACTED* REDACTED* and corresponding to a theoretical (the “Base Period”).

3.1.2	NEO Propulsion Systems Basic Price

The basic price of the NEO Propulsion Systems (the “NEO Propulsion Systems Basic Price ”) shall, depending on the NEO Propulsion Systems selected by the Buyer, be as applicable pursuant to Clauses 3.1.2.1 or 3.1.2.2.

3.1.2.1	The base price of a set of two (2) CFM INTERNATIONAL Propulsion Systems is:

LEAP-1A26:        REDACTED*        for A320 NEO Aircraft

LEAP-1A32:        REDACTED*        for A321 NEO Aircraft

REDACTED*     REDACTED*        REDACTED*

The NEO Propulsion Systems Basic Prices have been established in accordance with the delivery conditions prevailing in REDACTED* and have been computed from the Propulsion Systems Reference Price REDACTED* REDACTED*

3.1.2.2	The base price for a set of two (2) IAE LLC Propulsion Systems is:

PW1127G-JM:        REDACTED*         for A320 NEO Aircraft

PW1129G-JM:        REDACTED*         for A320 NEO Aircraft

*	All text marked “REDACTED*” is Redacted Per Amended Standing Order Regarding Redaction Dated February 2, 2021.

The NEO Propulsion Systems Basic Prices have been calculated in accordance with the delivery conditions prevailing in REDACTED*and have been computed from the Propulsion Systems Reference Price REDACTED* REDACTED*

UNQUOTE

PW1133G-JM:          REDACTED*         for A321 NEO Aircraft

REDACTED*          REDACTED*        REDACTED*

The NEO Propulsion Systems Basic Prices have been calculated in accordance with the delivery conditions prevailing REDACTED* in and have been computed from the Propulsion Systems Reference Price REDACTED*

REDACTED*

UNQUOTE

2.5	Delivery Schedule

The 2021 Incremental NEO Aircraft shall have the assigned rank numbers REDACTED* REDACTED* and shall be added to the A319/A320/A321 delivery schedule (as set forth in Clause 9.1.1.1 of the A320/A330 Purchase Agreement as amended from time to time) in accordance with the following:

Aircraft Rank	Aircraft Type	Delivery Quarter

REDACTED*

*	All text marked “REDACTED*” is Redacted Per Amended Standing Order Regarding Redaction Dated February 2, 2021.

3.	DELIVERY SCHEDULE

As a result of the rescheduling and incremental order set forth respectively in Clauses 1 and 2 hereof, the A319 / A320 / A321 REDACTED* delivery schedule set out in Clause 9.1.1.1 of the Agreement (as amended from time to time) is hereby amended and restated as follows:

QUOTE

9.1.1.1 A319 / A320 / A321 / REDACTED* Aircraft

Aircraft Rank REDACTED*	Aircraft Type	Delivery Month/Quarter	REDACTED*

*	All text marked “REDACTED*” is Redacted Per Amended Standing Order Regarding Redaction Dated February 2, 2021.

REDACTED*

*	All text marked “REDACTED*” is Redacted Per Amended Standing Order Regarding Redaction Dated February 2, 2021.

REDACTED*

*	All text marked “REDACTED*” is Redacted Per Amended Standing Order Regarding Redaction Dated February 2, 2021.

REDACTED*

*	All text marked “REDACTED*” is Redacted Per Amended Standing Order Regarding Redaction Dated February 2, 2021.

REDACTED*

Each of the above delivery quarters shall respectively be, with respect to the corresponding Aircraft, the “Scheduled Delivery Quarter”.

The Seller shall inform the Buyer in writing of the Scheduled Delivery Month during which the Aircraft shall be Ready for Delivery no later than REDACTED* prior to the first (1st) day of the Scheduled Delivery Quarter of such Aircraft.

For the purposes of Clause 5.3 of the Agreement and Clauses 2.2.1 and 2.2.2 of Letter Agreement No. 3 to Amendment No. 11 (as amended from time to time), until the Scheduled Delivery Month has been notifiedby the Seller to the Buyer pursuant to Clause 9.1.1, the Scheduled Delivery Month shall be deemed to be the middle month of the relevant Scheduled Delivery Quarter.

For the purposes of Clause 5.3 of the Agreement, until the NEO Propulsion Systems have been notified by the Buyer to the Seller pursuant to Clause 2.3, the NEO Propulsion Systems shall be deemed to be REDACTED*

UNQUOTE

4.	PREDELIVERY PAYMENTS

4.1	Rescheduled NEO Aircraft Predelivery Payments

As a consequence of the rescheduling set forth in Clause 1 herein, in respect of each Rescheduled NEO Aircraft, the Predelivery Payment Reference Price and the Predelivery Payment schedule shall be adjusted pursuant to Clauses 5.3.1 and 5.3.2 of the Agreement (as amended from time to time) respectively to reflect the Revised Scheduled Delivery Period of such Rescheduled NEO Aircraft.

The Seller has received from the Buyer on or prior to the date hereof Predelivery Payments for a total amount equal to REDACTED* under the Agreement (the “PDP Amount”). REDACTED*

*	All text marked “REDACTED*” is Redacted Per Amended Standing Order Regarding Redaction Dated February 2, 2021.

4.2	2021 Incremental NEO Aircraft Predelivery Payments

4.2.1	Solely with respect to the 2021 Incremental NEO Aircraft, Clause 5.2 of the Agreement, as amended by Clauses 2.1 of Letter Agreement No.3 to Amendment No.11, is hereby deleted in its entirety.

4.2.2	REDACTED*

REDACTED*

UNQUOTE

4.2.3	For the sole purpose of calculating the applicable Predelivery Payment Reference Price, Clause 5.3.1 of the Agreement, as amended by Clause 2.2.1 of Letter Agreement No.3 to Amendment No.11 (Clause 3.1 of the A320/A330 Purchase Agreement being amended by Clause 3.1 of Amendment No.23 to the Agreement), shall apply to the 2021 Incremental A320 NEO Aircraft and the 2021 Incremental A321 NEO Aircraft.

4.2.4	Solely with respect to the 2021 Incremental NEO Aircraft, Clause 5.3.2 of the Agreement, as amended by Clause 2.2.1 of Letter Agreement No.3 to Amendment No.11, is hereby deleted in its entirety and replaced with the following quoted text:

QUOTE

*	All text marked “REDACTED*” is Redacted Per Amended Standing Order Regarding Redaction Dated February 2, 2021.

5.3.2	Such Predelivery Payments shall be made in accordance with the following schedule:

DUE DATE OF PAYMENTS	PERCENTAGE OF PREDELIVERY PAYMENT REFERENCE PRICE

REDACTED*

Total Payment prior to Delivery	REDACTED*

UNQUOTE

4.2.5	Pursuant to Clause 1 of Amendment No.18 to the Agreement and to Clause 3 of Amendment No.2 to the LAN A320 Agreement (as defined in Clause 6.3.1 herebelow), the Buyer hereby instructs the Seller to REDACTED*

*	All text marked “REDACTED*” is Redacted Per Amended Standing Order Regarding Redaction Dated February 2, 2021.

5.	PRICE REVISION PROTECTION

5.1	Rescheduled NEO Aircraft

In respect of each Rescheduled NEO Aircraft, Clauses 1.1 and 1.2 of Letter Agreement No.3 to Amendment No.11 (as amended by Clause 7 of Amendment No.26) shall be hereby deleted in their entirety and replaced by the following quoted provisions:

QUOTE

1.1	Escalation Cap

*	All text marked “REDACTED*” is Redacted Per Amended Standing Order Regarding Redaction Dated February 2, 2021.

1.1.1	In addition to Clause 4 of the A320/A330 Purchase Agreement, with respect to each NEO Aircraft, during the period starting on REDACTED* and ending on REDACTED* the NEO Airframe Basic Price(increased or decreased, as the case may be, by the amounts relating to any SCNs executed after the date of the Agreement) and all applicable credit memoranda granted by the Seller under the Agreement and subject to revision in accordance with the Airframe Price Revision Formula REDACTED*

(i)	in accordance with Clause 4 of the A320/A330 Purchase Agreement for the period starting on REDACTED* and ending on REDACTED*

REDACTED*

or

(ii)	if lower, by the amount determined by escalating the NEO Airframe Basic Price and the applicable credit memoranda for the period starting on REDACTED* ending on REDACTED*

1.1.2	In addition to Clause 4 of the A320/A330 Purchase Agreement, with respect to each NEO Aircraft, during the period starting on REDACTED* and ending on REDACTED*the NEO Airframe Basic Price (increased or decreased, as the case may be, by the amounts relating to any SCNs executed after the date of the Agreement) and all applicable credit memoranda granted by the Seller under the Agreement and subject to revision in accordance with the Airframe Price Revision Formula REDACTED* shall be escalated either:

(i)	in accordance with Clause 4 of the A320/A330 Purchase Agreement for the period starting on REDACTED* and ending on REDACTED*

or

(ii)	if lower, by the amount determined by escalating the NEO Airframe Basic Price and the applicable credit memoranda for the period starting on the REDACTED* and ending on REDACTED*

*	All text marked “REDACTED*” is Redacted Per Amended Standing Order Regarding Redaction Dated February 2, 2021.

REDACTED*

1.1.3	REDACTED*

1.2	REDACTED*

5.2	2021 Incremental NEO Aircraft

In respect of each 2021 Incremental NEO Aircraft, Clauses 1.1 and 1.2 of Letter Agreement No.3 to Amendment No.11 (as amended by Clause 7 of Amendment No.26) shall be hereby deleted in its entirety and replaced by the following quoted provisions:

QUOTE

1.1	Escalation Cap

*	All text marked “REDACTED*” is Redacted Per Amended Standing Order Regarding Redaction Dated February 2, 2021.

1.1.1	In addition to Clause 4 of the A320/A330 Purchase Agreement, with respect to each 2021 Incremental NEO Aircraft, during the period starting on REDACTED* and ending on REDACTED* the NEO Airframe Basic Price (increased or decreased, as the case may be, by the amounts relating to any SCNs executed after the date of this Amendment No.27) and all applicable credit memoranda granted by the Seller under the Agreement and subject to revision in accordance with the Airframe Price Revision Formula REDACTED* shall beescalated either:

(i)	in accordance with Clause 4 of the A320/A330 Purchase Agreement for the period starting on REDACTED* and ending on REDACTED*

or

(ii)	if lower, by the amount determined by escalating the NEO Airframe Basic Price and the applicable credit memoranda for the period starting on REDACTED* and ending on REDACTED* REDACTED*

1.1.2	REDACTED*

*	All text marked “REDACTED*” is Redacted Per Amended Standing Order Regarding Redaction Dated February 2, 2021.

REDACTED*

1.2	Escalation Sharing

REDACTED*

UNQUOTE

*	All text marked “REDACTED*” is Redacted Per Amended Standing Order Regarding Redaction Dated February 2, 2021.

6.	ADDITIONAL CONCESSIONS

6.1	Global Restructuring Goods and Services Credit Memorandum

Remaining NEO Aircraft means any REDACTED* Aircraft remaining to be delivered under the Agreement at the time hereof or any REDACTED* remaining to be delivered under the LAN A320 Agreement at the time hereof.

In consideration of the rescheduling set out in Clause 1 hereof and in order to support the introduction into service and operation of the NEO Aircraft, and subject to the Buyer taking delivery of REDACTED* Aircraft, the Seller shall grant to the Buyer, in respect of each NEO Aircraft, on REDACTED* a goods and services credit memorandum (the “Global Restructuring Goods and Services Credit Memorandum”) amounting to:

REDACTED* for each A320 NEO Aircraft

REDACTED*

REDACTED* for each A321 NEO Aircraft

REDACTED*

REDACTED*

The Global Restructuring Goods and Services Credit Memorandum is quoted in US Dollars expressed in economic conditions corresponding to a theoretical delivery in REDACTED* and shall be subject to revision up to and including the date on which such credit is granted in accordance with:

(i) in respect of the Rescheduled NEO Aircraft, the Airframe Price Revision Formula REDACTED* it being understood and agreed that the escalation cap set out therein shall apply to the Global Restructuring Goods and Services Credit Memorandum for the period starting on REDACTED* and ending on REDACT

or

(ii)  in respect of the 2021 Incremental NEO Aircraft, REDACTED* t being understood and agreed that the escalation cap set out therein shall apply to the Global Restructuring Goods and Services Credit Memorandum for the period starting on REDACTED* and ending on REDACTED*

The Global Restructuring Goods and Services Credit Memorandum shall be used exclusively for the purchase by the Buyer of Goods and Services from the Seller. REDACTED*

*	All text marked “REDACTED*” is Redacted Per Amended Standing Order Regarding Redaction Dated February 2, 2021.

REDACTED*

REDACTED*

6.2	SCN Credit Memorandum

For each NEO Aircraft, REDACTED* the SCNs for an aggregate amount equal to or in excess of REDACTED in REDACTED* delivery conditions with respect to an A320 NEO Aircraft, REDACTED* in REDACTED* delivery conditions with respect to an A321 NEO Aircraft, REDACTED* the Seller shall grant the Buyer, REDACTED* a SCN credit memorandum (hereinafter the “SCN Credit Memorandum”) for an amount of:

REDACTED* for an A320 NEO Aircraft

REDACTED*

REDACTED* for an A321 NEO Aircraft

REDACTED*

REDACTED*

The SCN Credit Memorandum is quoted in US Dollars expressed in economic conditions corresponding to a theoretical delivery in REDACTED*and shall be subject to revision up to REDACTED* in accordance in accordance with:

(i)	in respect of the Rescheduled NEO Aircraft, REDACTED*

or

*	All text marked “REDACTED*” is Redacted Per Amended Standing Order Regarding Redaction Dated February 2, 2021.

(ii)	in respect of the 2021 Incremental NEO Aircraft, REDACTED*

The SCN Credit Memorandum shall be applied against the Final Price of the respective NEO Aircraft.

6.3	Special A321 NEO Goods and Services Credit Memorandum

6.3.1	For the purpose of this Amendment No.27, the following term shall have the meaning ascribed to it:

LAN A320 Agreement means the A320 Family Purchase Agreement entered into on 22 June 2011 between the Buyer and the Seller, with reference CT1101195, as amended from time to time.

6.3.2	In consideration of the rescheduling set out in Clause 1 herein and the incremental sale and purchase of the 2021 Incremental NEO Aircraft set out in Clause 2 herein, the Seller shall grant to the Buyer a Special A321 NEO Goods & Services Credit Memorandum (the “Special A321 NEO G&S Credit Memorandum”) in a fixed amount equal to:

REDACTED*

The Special A321 NEO G&S Credit Memorandum shall be made available by the Seller to the Buyer in several portions, each portion being granted starting on 01 June 2022 as follows:

REDACTED*

The Special A321 NEO G&S Credit Memorandum shall be exclusively used for the purchase of Goods and Services from the Seller and shall not be subject to any revision.

The Special A321 NEO G&S Credit Memorandum shall be earned at REDACTED*

*	All text marked “REDACTED*” is Redacted Per Amended Standing Order Regarding Redaction Dated February 2, 2021.

REDACTED*

*	All text marked “REDACTED*” is Redacted Per Amended Standing Order Regarding Redaction Dated February 2, 2021.

REDACTED*

*	All text marked “REDACTED*” is Redacted Per Amended Standing Order Regarding Redaction Dated February 2, 2021.

REDACTED*

7.	BFE PROVISION

Clause 4 of Letter Agreement No.11 to the A320/A330 Purchase Agreement is hereby deleted in its entirety and replaced with the following quoted text:

QUOTE

4.	BFE

REDACTED*

UNQUOTE

7B.	Each of the Buyer and the Seller hereby agrees that the letter agreement no.6 dated 11 October 2011 to the Amendment No.11 shall be amended and restated in the form set out in Exhibit C hereto.

8.	WAIVER

8.1	Upon the effectiveness of this Amendment No.27, the Seller waives, discharges and releases the Buyer from any liability whatsoever for or as a result of, and all rights and remedies of the Seller in connection with any non-performed obligation or delay in payment by the Buyer of any payments due and owing by the Buyer to the Seller on or before the effective date of this Amendment No.27 in accordance with the Agreement, including, but not limited to, any interest that Seller may claim or has claimed to have been due as a result of such non-performed obligation or delay in payment and any rights or remedies of the Seller attributable to any claim that the Buyer is or was in default or breach of the Agreement or any other agreements between the Buyer and the Seller by reason of any such non- performed obligation or delay in payment under the Agreement. Nothing herein shall be construed as an admission by the Buyer as to any default in or breach of any such agreements or default or delay in any such payment, or the accrual or any liability of the Buyer for any such interest.

*	All text marked “REDACTED*” is Redacted Per Amended Standing Order Regarding Redaction Dated February 2, 2021.

8.2	The Seller and the Buyer acknowledge and agree that no cure, monetary or otherwise, shall be necessary to assume the Agreement, as amended by this Amendment No.27, pursuant to 11 U.S.C. §365, nor shall the Seller be entitled to any payment of cure costs in connection with such assumption.

8.3	The Buyer hereby irrevocably waives any and all rights it may have under the provisions of Clause 10 (Excusable Delay) and Clause 11 (Non Excusable Delay) of the Agreement or at law up to the date hereof with respect to any NEO Aircraft remaining to be delivered under the Agreement. The Parties agree that the provisions of Clause 10 (Excusable Delay) and Clause 11 (Non-Excusable Delay) of the Agreement (as amended from time to time) will continue to apply from the date hereof to any delays in Delivery of the NEO Aircraft that are caused by respectively an Excusable Delay or Non-Excusable Delay and that result in the NEO Aircraft being delivered later than the dates indicated for such Aircraft in Clause 9.1.1 of the Agreement (as amended by this Amendment No.27). Liquidated damages paid by the Seller to the Buyer towards the liquidated damages caps referenced in the Agreement shall be deemed to be zero in respect of any NEO Aircraft remaining to be delivered under the Agreement.

9.	CONDITION PRECEDENT

The Seller and the Buyer hereby agree that it shall be a condition precedent to the effectiveness of this Amendment No.27 that the Bankruptcy Court shall have entered an order in form and substance acceptable to the Buyer and the Seller (i) approving this Amendment No.27; (ii) authorizing the Buyer and Piquero, as applicable, to enter into and perform under the Amendment Documents, the PDP Financing Documents, the Termination Agreement and the Assignment, Assumption and Release Amendment Agreement and to assume the Assumed Purchase Agreements, as amended; (iii) providing that the obligations of the Buyer and Piquero, as applicable, under the Assumed Purchase Agreements, as amended, the Termination Agreement, the Piquero Guarantee and the Assignment, Assumption and Release Amendment Agreement shall constitute administrative expense claims in the Case pursuant to section 503 of the Bankruptcy Code; and (iv) providing that the obligations of the Buyer under the Piquero Guarantee shall be binding upon and constitute obligations of the reorganized debtors or their successors.

In this Clause 9:

Amendment n°1 means the amendment agreement to the Piquero Purchase Agreement entered into or to be entered into between the Seller and Piquero.

Amendment n°9 means the amendment agreement to the Purchase Agreement 1 entered into or to be entered into between the Seller and the Buyer.

Amendment n°18 means the amendment agreement to the Purchase Agreement 2 entered into or to be entered into between the Seller and the Buyer.

Amendment Documents means the Amendment n°1, the Amendment n°9, the Amendment n°18, the Purchase Agreement 1 Letter Agreement and the Purchase Agreement 2 Letter Agreements.

Assignment, Assumption and Release Amendment Agreement means the assignment, assumption and release amendment agreement entered into or to be entered into between the Buyer, the Seller and Piquero in relation to the assignment, assumption and release agreement dated 6 June 2019 between the Buyer, the Seller and Piquero.

Assumed Purchase Agreements means the Agreement, the Purchase Agreement 1, the Purchase Agreement 3 and the Piquero Purchase Agreement being assumed (as amended).

Consent Agreement Supplement means the consent agreement supplement entered into or to be entered into between Piquero, the Seller, the Buyer and Banco Santander, S.A. in relation to the consent agreement dated 6 June 2019.

PDP Financing Documents means the Consent Agreement Supplement and the Assignment, Assumption and Release Amendment Agreement.

Piquero means Piquero Leasing Limited.

Piquero Guarantee means the guarantee and indemnity dated 6 June 2019 granted by the Buyer in favour of the Seller with respect to, inter alia, the obligations of Piquero under the Piquero Purchase Agreement.

Piquero Purchase Agreement means the Agreement (excluding any letter agreement relating thereto) as assigned, assumed and released pursuant to the Assignment, Assumption and Release Amendment Agreement.

Purchase Agreement 1 means the LAN A320 Agreement.

Purchase Agreement 1 Letter Agreement means the letter agreement n°1 to the Amendment n°9.

Purchase Agreement 2 means the Agreement.

Purchase Agreement 2 Letter Agreements means the letter agreement n°1, the letter agreement n°2, the letter agreement n°3, the letter agreement n°4, the letter agreement n°5, the letter agreement n°6, the letter agreement n°8D and the letter agreement n°9D to this Amendment No.27.

Purchase Agreement 3 means the Airbus A320 family purchase agreement dated 20 March 1998 and entered into between the Seller and the Buyer, as amended and supplemented from time to time (including without limitation all exhibits and appendices thereto and any letter agreements entered into from time to time relating thereto).

Termination Agreement means the A350XWB termination agreement to be entered into between the Seller and the Buyer.

10.	CONFIDENTIALITY

The Parties hereby acknowledge and agree that this Amendment No.27 is subject to the confidentiality provisions set forth in clause 22.10 of the Agreement, except that the Buyer may disclose a copy of this Amendment No.27 (i) to the Bankruptcy Court to the extent necessary to obtain approval of this Amendment No.27 and (ii) on a professional eyes’ only basis to (a) the Official Committee of Unsecured Creditors, (b) that certain Ad Hoc Group of LATAM Bondholders, and (c) the United States Trustee. For the avoidance of doubt, to the extent the Buyer files this Amendment No.27 with the Bankruptcy Court, the Buyer shall seek to file this Amendment No.27 and the Agreement, along with any related filings, under seal pursuant to the Amended Standing Order Regarding Redactions (the “Standing Order”) entered by the Bankruptcy Court in the Chapter 11 Cases at Docket No. 1810.

11.	LAW AND JURISDICTION

This Amendment No.27 shall be governed by and construed in accordance with the laws of England. Any dispute arising out of or in connection with this Amendment No.27 shall be within the exclusive jurisdiction of the Courts of England except that subject to the last sentence of this Clause 11 and during the pendency of the Chapter 11 Cases for the period prior to the effective date of a chapter 11 plan for the Buyer, the Bankruptcy Court shall have exclusive jurisdiction over any disputes or, to the extent the Bankruptcy Court abstains, reference to the Bankruptcy Court is withdrawn, or the Bankruptcy Court is otherwise found to not have jurisdiction, then to the U.S. District Court for the Southern District of New York or the state court of the State of New York located in New York County, New York.

Subject to the last sentence of this Clause 11, the parties hereto irrevocably consent to the personal jurisdiction of (i) during the pendency of the Chapter 11 Cases for the period prior to the effective date of a chapter 11 plan for the Buyer, the Bankruptcy Court or to the extent the Bankruptcy Court abstains, reference to the Bankruptcy Court is withdrawn, or the Bankruptcy Court is otherwise found to not have subject matter jurisdiction, then to the U.S. District Court for the Southern District of New York or the state court of the State of New York located in New York County, New York, and (ii) thereafter, the Courts of England.

For the avoidance of doubt, nothing in this Clause 11 shall waive or modify any Party’s right to request that the Bankruptcy Court abstain from hearingor otherwise transfer a dispute arising under this Amendment No.27 or to argue that the Bankruptcy Court does not have statutory authority to adjudicate disputes arising under this Amendment No.27, nor any Party’s defenses in respect of any such request or argument.

12.	MISCELLANEOUS PROVISIONS

12.1	This Amendment No.27 contains the entire agreement between the Parties with respect to the subject matter hereof and supersedes any previous understandings, commitments or representations whatsoever oral or written with respect to the matters referred to herein. This Amendment No.27 shall not be varied except by an instrument in writing of date even herewith or subsequent hereto executed by both Parties or by their duly authorised representatives.

12.2	The Agreement between the Seller and the Buyer shall be deemed amended to the extent herein provided and shall continue in full force and effect in accordance with its original terms as may be amended hereby.

12.3	The Parties agree that this Amendment No.27 shall constitute an integral, non- severable part of the Agreement and be governed by all of its provisions.

12.4	In the event of any inconsistency between the Agreement and this Amendment No.27, the latter shall prevail to the extent of said inconsistency.

12.5	This Amendment No.27 may be signed by the Parties hereto in separate counterparts, each of which when so signed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

13.	SEVERABILITY

In the event that any provision of this Amendment No.27 should for any reason be held ineffective, the remainder of this Amendment No.27 shall remain in full force and effect. To the extent permitted by applicable law, each Party hereto hereby waives any provision of law which renders any provision of this Amendment No.27 prohibited or unenforceable in any respect. If any provisions of this Amendment No.27 prove to be or become, illegal, invalid or unenforceable in whole or in part, the Parties will endeavour to give effect to it in such a way to avoid such illegality, invalidity or unenforceability.

This Amendment No.27 has been executed in two (2) original specimens which are in English.

IN WITNESS WHEREOF this Amendment No.27 to the Agreement was duly entered into the day and year first above written.

For and on behalf of	For and on behalf of

LATAM AIRLINES GROUP S.A.	AIRBUS S.A.S.

Name:	Name:	REDACTED*

Title:	Title:	REDACTED*

LATAM AIRLINES GROUP S.A.

Name:

Title:

*	All text marked “REDACTED*” is Redacted Per Amended Standing Order Regarding Redaction Dated February 2, 2021.

EXHIBIT A - Appendix 1

EXHIBIT A -Appendix1

REDACTED*

REDACTED*

*	All text marked “REDACTED*” is Redacted Per Amended Standing Order Regarding Redaction Dated February 2, 2021.

EXHIBIT A - Appendix 1

REDACTED*

*	All text marked “REDACTED*” is Redacted Per Amended Standing Order Regarding Redaction Dated February 2, 2021.

EXHIBIT A - Appendix 1

REDACTED*

*	All text marked “REDACTED*” is Redacted Per Amended Standing Order Regarding Redaction Dated February 2, 2021.

EXHIBIT A - Appendix 1

REDACTED*

*	All text marked “REDACTED*” is Redacted Per Amended Standing Order Regarding Redaction Dated February 2, 2021.

EXHIBIT A - Appendix 2

EXHIBIT A -Appendix 2

REDACTED*

REDACTED*

*	All text marked “REDACTED*” is Redacted Per Amended Standing Order Regarding Redaction Dated February 2, 2021.

EXHIBIT A - Appendix 2

REDACTED*

*	All text marked “REDACTED*” is Redacted Per Amended Standing Order Regarding Redaction Dated February 2, 2021.

EXHIBIT A - Appendix 2

REDACTED*

*	All text marked “REDACTED*” is Redacted Per Amended Standing Order Regarding Redaction Dated February 2, 2021.

EXHIBIT A - Appendix 2

REDACTED*

*	All text marked “REDACTED*” is Redacted Per Amended Standing Order Regarding Redaction Dated February 2, 2021.

EXHIBIT A - Appendix 2

REDACTED*

*	All text marked “REDACTED*” is Redacted Per Amended Standing Order Regarding Redaction Dated February 2, 2021.

EXHIBIT A - Appendix 2

REDACTED*

*	All text marked “REDACTED*” is Redacted Per Amended Standing Order Regarding Redaction Dated February 2, 2021.

EXHIBIT A - Appendix 2

REDACTED*

*	All text marked “REDACTED*” is Redacted Per Amended Standing Order Regarding Redaction Dated February 2, 2021.

EXHIBIT A-4

EXHIBIT A-4

A321XLR Specification

REDACTED*

*	All text marked “REDACTED*” is Redacted Per Amended Standing Order Regarding Redaction Dated February 2, 2021.

EXHIBIT A-4

REDACTED*

REDACTED*

*	All text marked “REDACTED*” is Redacted Per Amended Standing Order Regarding Redaction Dated February 2, 2021.

EXHIBIT A-4

REDACTED*

*	All text marked “REDACTED*” is Redacted Per Amended Standing Order Regarding Redaction Dated February 2, 2021.

EXHIBIT A-4

REDACTED*

REDACTED*

*	All text marked “REDACTED*” is Redacted Per Amended Standing Order Regarding Redaction Dated February 2, 2021.

EXHIBIT B

PRICE REVISION FORMULA

With respect to the 2021 Incremental NEO Aircraft only, the Airframe Price Revision Formula contained in REDACTED* the A320/A330 Purchase Agreement is hereby cancelled and replaced by the following quoted text:

QUOTE

PART 1 AIRFRAME PRICE REVISION FORMULA

1.	BASE PRICE

The Airframe Base Price quoted in Clause 3.1 of this Agreement, and all other amounts expressed in this Agreement as being subject to this Airbus Price Revision Formula (each a “Base Price”), are subject to adjustment for changes in economic conditions as measured by REDACTED* and in accordance with the provisions hereof.

2.	BASE PERIOD

REDACTED*

3.	INDEXES

REDACTED*

REDACTED*

*	All text marked “REDACTED*” is Redacted Per Amended Standing Order Regarding Redaction Dated February 2, 2021.

EXHIBIT B

4.	REVISION FORMULA

REDACTED*

REDACTED*

5.	GENERAL PROVISIONS

5.1	Roundings

REDACTED*

5.2	REDACTED*

REDACTED*

5.3	Final Index Values

The Index values as defined in Clause 4 above shall be considered final and no further adjustment to the Base Prices as revised at Delivery of an Aircraft shall be made after Delivery of an Aircraft for any subsequent changes in the published Index values.

5.4	Limitation

REDACTED*

UNQUOTE

*	All text marked “REDACTED*” is Redacted Per Amended Standing Order Regarding Redaction Dated February 2, 2021.

EXHIBIT C

Amended and Restated Letter Agreement No.6 to Amendment No.11

LETTER AGREEMENT No.1 to Amendment No.27

LATAM AIRLINES GROUP S.A.

Edificio Huidobro

Avenida Presidente Riesco 5711 – 20th Floor

Las Condes

Santiago

Chile

Subject:	REDACTED*	- PURCHASE INCENTIVES

LATAM AIRLINES GROUP S.A. (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered on December 21, 2018 into an Amendment No.26 (the “Amendment No.26”), and as of even date hereof into Amendment No.27 (the “Amendment No.27”) to the A320/A330 Purchase Agreement dated November 14,2006, as amended from time to time (the “Agreement”), covering the manufacture and the sale, among others, by the Seller and the purchase by the Buyer of the 2021 Incremental NEO Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Amendment No.27.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Amendment No.27 and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

In the event of any conflict between the terms of this Letter Agreement and the other terms of the Amendment No.27 (and any of the exhibits and appendices thereto), the terms of this Letter Agreement shall prevail.

Page 1/12

LETTER AGREEMENT No.1 to Amendment No.27

REDACTED*

1	REDACTED*

1.1	REDACTED*

The Seller shall grant to the Buyer, REDACTED*

REDACTED*

REDACTED*

REDACTED* is expressed in economic conditions prevailing for a theoretical delivery in January 2021.

REDACTED*

REDACTED* shall be subject to revision REDACTED* REDACTED*Price Revision Formula REDACTED* in accordance with the Airframe REDACTED*

1.2	REDACTED*

The Seller shall grant to the Buyer, REDACTED*

REDACTED*

REDACTED*

REDACTED* is expressed in economic conditions prevailing for a theoretical Delivery in January 2021 REDACTED*

REDACTED* shall be subject to revision REDACTED*

REDACTED* in accordance with the Airframe Price Revision Formula REDACTED*

REDACTED*

*	All text marked “REDACTED*” is Redacted Per Amended Standing Order Regarding Redaction Dated February 2, 2021.

Page 2/12

LETTER AGREEMENT No.1 to Amendment No.27

1.3	REDACTED*

The Seller shall grant to the Buyer, REDACTED*

REDACTED*

REDACTED*

REDACTED* is expressed in economic conditions prevailing for a theoretical delivery in January 2021.

REDACTED*

REDACTED* shall be subject to revision REDACTED*

REDACTED* in accordance with the Airframe Price Revision Formula REDACTED*

REDACTED*

1.4	REDACTED*

The Seller shall grant to the Buyer, REDACTED*

REDACTED*

REDACTED*

Page 3/12

LETTER AGREEMENT No.1 to Amendment No.27

REDACTED*is expressed in economic conditions prevailing for a theoretical delivery in January 2021.

REDACTED*

REDACTED* shall be subject to revision REDACTED* REDACTED* in accordance with the Airframe Price Revision Formula REDACTED*

REDACTED*

1.5	REDACTED*

The Seller shall grant to the Buyer, REDACTED*

REDACTED*

REDACTED*

REDACTED* is expressed in economic conditions prevailing for a theoretical delivery in January 2021.

REDACTED*

REDACTED* shall be subject to revision REDACTED*

REDACTED* in accordance with the Airframe Price Revision Formula REDACTED*

1.6	REDACTED*

The Seller shall grant to the Buyer, REDACTED*

REDACTED* shall be applied against the Final Price of the respective 2021 Incremental NEO Aircraft.

The REDACTED* shall be subject to revision REDACTED*

REDACTED* in accordance with the Airframe Price Revision Formula REDACTED*

*	All text marked “REDACTED*” is Redacted Per Amended Standing Order Regarding Redaction Dated February 2, 2021.

Page 4/12

LETTER AGREEMENT No.1 to Amendment No.27

1.7	REDACTED*

The Seller shall grant the Buyer, REDACTED*

REDACTED*

REDACTED* shall be applied REDACTED*

REDACTED*

REDACTED* shall be subject to revision REDACTED*

REDACTED* in accordance with the Airframe Price Revision Formula REDACTED*

REDACTED*

1.8	REDACTED*

The Seller shall grant the Buyer, REDACTED*

REDACTED*

REDACTED*

REDACTED* is expressed in economic conditions prevailing for a theoretical delivery in January 2021.

REDACTED* shall be applied REDACTED*

REDACTED*

REDACTED* shall be subject to revision REDACTED*

REDACTED* in accordance with the Airframe Price Revision Formula REDACTED*

Page 5/12

LETTER AGREEMENT No.1 to Amendment No.27

1.9	REDACTED*

The Seller shall grant the Buyer, REDACTED*

REDACTED*

REDACTED*

REDACTED* is expressed in economic conditions prevailing for a theoretical delivery in January 2021.

REDACTED* shall be applied REDACTED*

REDACTED*

REDACTED* shall be subject to revision REDACTED*

REDACTED* in accordance with the REDACTED*

Airframe Price Revision Formula REDACTED*

1.10	REDACTED*

REDACTED* is expressed in economic conditions prevailing for a theoretical delivery in January 2021.

REDACTED* shall be applied REDACTED*

REDACTED*

REDACTED* shall be subject to revision REDACTED*

REDACTED* in accordance with the Airframe Price Revision Formula REDACTED*

REDACTED*

*	All text marked “REDACTED*” is Redacted Per Amended Standing Order Regarding Redaction Dated February 2, 2021.

Page 6/12

LETTER AGREEMENT No.1 to Amendment No.27

1.11	REDACTED*

The Seller shall grant the Buyer, amounts: REDACTED*

REDACTED*

REDACTED*

REDACTED* is expressed in economic conditions prevailing for a theoretical delivery in January 2021.

    REDACTED* shall be applied REDACTED*

REDACTED*

REDACTED* shall be subject to revision REDACTED*

REDACTED* in accordance with the Airframe Price Revision Formula REDACTED*

REDACTED*

1.12	REDACTED*

REDACTED*

2.1	REDACTED*

The Seller shall grant the Buyer, REDACTED*

REDACTED*

REDACTED* is expressed in economic conditions prevailing for a theoretical delivery in January 2021.

REDACTED* shall be applied REDACTED*

REDACTED*

REDACTED*shall be subject to revision REDACTED*

REDACTED* in accordance with the Airframe

*	All text marked “REDACTED*” is Redacted Per Amended Standing Order Regarding Redaction Dated February 2, 2021.

Page 7/12

LETTER AGREEMENT No.1 to Amendment No.27

Price Revision Formula REDACTED*

REDACTED*

2.2	REDACTED*

The Seller shall grant the Buyer, REDACTED*

REDACTED* is expressed in economic conditions prevailing for a theoretical delivery in January 2021.

REDACTED* shall be applied REDACTED*

REDACTED*.

REDACTED* shall be subject to revision REDACTED*

REDACTED* in accordance with the Airframe Price Revision Formula REDACTED*

2.3	REDACTED*

The Seller shall grant to the Buyer, REDACTED*

REDACTED*

REDACTED* is expressed in economic conditions prevailing for a theoretical delivery in January 2021.

REDACTED* shall be applied REDACTED*

REDACTED* shall be subject to revision REDACTED*

REDACTED* in accordance with the Airframe Price Revision Formula REDACTED*

3.	Condition Precedent

The Seller and the Buyer hereby agree that it shall be a condition precedent to the effectiveness of this Letter Agreement that the Bankruptcy Court shall have entered an order in form and substance acceptable to the Buyer and the Seller (i) approving this Letter Agreement; (ii) authorizing the Buyer and Piquero, as applicable, to enter into and perform under the Amendment Documents, the PDP Financing Documents, the Termination Agreement and the Assignment, Assumption and Release Amendment Agreement and to assume the Assumed Purchase Agreements, as amended; (iii) providing that the obligations of the Buyer and Piquero, as applicable, under the Assumed Purchase Agreements, as amended, the Termination Agreement, the Piquero Guarantee and the Assignment, Assumption and Release Amendment Agreement shall constitute administrative expense claims in the Case pursuant to section 503 of the Bankruptcy Code; and (iv) providing that the obligations of the Buyer under the Piquero Guarantee shall be binding upon and constitute obligations of the reorganized debtors or their successors.

*	All text marked “REDACTED*” is Redacted Per Amended Standing Order Regarding Redaction Dated February 2, 2021.

Page 8/12

LETTER AGREEMENT No.1 to Amendment No.27

In this Clause 3:

Amendment n°1 means the amendment agreement to the Piquero Purchase Agreement entered into or to be entered into between the Seller and Piquero.

Amendment n°9 means the amendment agreement to the Purchase Agreement 1 entered into or to be entered into between the Seller and the Buyer.

Amendment n°18 means the amendment agreement to the Purchase Agreement 3 entered into or to be entered into between the Seller and the Buyer.

Amendment Documents means the Amendment n°1, the Amendment n°9, the Amendment n°18, the Amendment No.27, the Purchase Agreement 1 Letter Agreement and the Purchase Agreement 2 Letter Agreements.

Assignment, Assumption and Release Amendment Agreement means the assignment, assumption and release amendment agreement entered into or to be entered into between the Buyer, the Seller and Piquero in relation to the assignment, assumption and release agreement dated 6 June 2019 between the Buyer, the Seller and Piquero.

Assumed Purchase Agreements means the Purchase Agreement 1, the Purchase Agreement 2, the Purchase Agreement 3 and the Piquero Purchase Agreement being assumed (as amended).

Consent Agreement Supplement means the consent agreement supplement entered into or to be entered into between Piquero, the Seller, the Buyer and Banco Santander, S.A. in relation to the consent agreement dated 6 June 2019.

PDP Financing Documents means the Consent Agreement Supplement and the Assignment, Assumption and Release Amendment Agreement.

Piquero means Piquero Leasing Limited.

Piquero Guarantee means the guarantee and indemnity dated 6 June 2019 granted by the Buyer in favour of the Seller with respect to, inter alia, the obligations of Piquero under the Piquero Purchase Agreement.

Piquero Purchase Agreement means the Purchase Agreement 1 (excluding any letter agreement relating thereto) as assigned, assumed and released pursuant to the Assignment, Assumption and Release Amendment Agreement.

Purchase Agreement 1 means the Airbus A320 family purchase agreement dated 22 June 2011 and entered into between the Buyer and the Seller, and as amended and supplemented from time to time (including without limitation all exhibits and appendices thereto and any letter agreements entered into from time to time relating thereto).

Purchase Agreement 1 Letter Agreement means the letter agreement n°1 to the Amendment n°9.

Purchase Agreement 2 means the Agreement.

Page 9/12

LETTER AGREEMENT No.1 to Amendment No.27

Purchase Agreement 2 Letter Agreements means the letter agreement n°2, the letter agreement n°3, the letter agreement n°4, the letter agreement n°5, the letter agreement n°6, the letter agreement n°8D and the letter agreement n°9D to the Amendment No.27.

Purchase Agreement 3 means the Airbus A320 family purchase agreement dated 20 March 1998 and entered into between the Seller and the Buyer, as amended and supplemented from time to time (including without limitation all exhibits and appendices thereto and any letter agreements entered into from time to time relating thereto).

Termination Agreement means the A350XWB termination agreement to be entered into between the Seller and the Buyer.

4.	Assignment

Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

5.	Confidentiality

The Parties hereby acknowledge and agree that this Letter Agreement is subject to the confidentiality provisions set forth in clause 22.10 of the Agreement, except that the Buyer may disclose a copy of this Letter Agreement (i) to the Bankruptcy Court to the extent necessary to obtain approval of this Letter Agreement and (ii) on a professional eyes’ only basis to (a) the Official Committee of Unsecured Creditors, (b) that certain Ad Hoc Group of LATAM Bondholders, and (c) the United States Trustee. For the avoidance of doubt, to the extent the Buyer files this Letter Agreement with the Bankruptcy Court, the Buyer shall seek to file this Letter Agreement and the Agreement, along with any related filings, under seal pursuant to the Amended Standing Order Regarding Redactions (the “Standing Order”) entered by the Bankruptcy Court in the Chapter 11 Cases at Docket No. 1810.

6.	Severability

In the event that any provision of this Letter Agreement should for any reason be held ineffective, the remainder of this Letter Agreement shall remain in full force and effect. To the extent permitted by applicable law, each party hereto hereby waives any provision of law which renders any provision of this Letter Agreement prohibited or unenforceable in any respect. Any provisions of this Letter Agreement which may prove to be or become, illegal, invalid or unenforceable in whole or in part, shall as far as reasonably possible, and subject to applicable law, be performed in accordance with the spirit and purpose of this Letter Agreement.

7.	Alterations to Contract

This Letter Agreement contains the entire agreement between the Parties with respect to the subject matter hereof and supersedes any previous understandings, commitments or representations whatsoever oral or written in respect thereto. This Letter Agreement shall not be varied except by an instrument in writing of date even herewith or subsequent hereto executed by both Parties or by their duly authorised representatives.

Page 10/12

LETTER AGREEMENT No.1 to Amendment No.27

8.	Law and Jurisdiction

This Letter Agreement shall be governed by and construed in accordance with the laws of England. Any dispute arising out of or in connection with this Letter Agreement shall be within the exclusive jurisdiction of the Courts of England except that subject to the last sentence of this Clause 8 and during the pendency of the Chapter 11 Cases for the period prior to the effective date of a chapter 11 plan for the Buyer, the Bankruptcy Court shall have exclusive jurisdiction over any disputes or, to the extent the Bankruptcy Court abstains, reference to the Bankruptcy Court is withdrawn, or the Bankruptcy Court is otherwise found to not have jurisdiction, then to the U.S. District Court for the Southern District of New York or the state court of the State of New York located in New York County, New York.

LETTER AGREEMENT No.1 to Amendment No.27

Subject to the last sentence of this Clause 8, the parties hereto irrevocably consent to the personal jurisdiction of (i) during the pendency of the Chapter 11 Cases for the period prior to the effective date of a chapter 11 plan for the Buyer, the Bankruptcy Court or to the extent the Bankruptcy Court abstains, reference to the Bankruptcy Court is withdrawn, or the Bankruptcy Court is otherwise found to not have subject matter jurisdiction, then to the U.S. District Court for the Southern District of New York or the state court of the State of New York located in New York County, New York, and (ii) thereafter, the Courts of England.

For the avoidance of doubt, nothing in this Clause 8 shall waive or modify any Party’s right to request that the Bankruptcy Court abstain from hearing or otherwise transfer a dispute arising under this Letter Agreement or to argue that the Bankruptcy Court does not have statutory authority to adjudicate disputes arising under this Letter Agreement, nor any Party’s defenses in respect of any such request or argument.

In this clause 8:

Bankruptcy Code means the chapter 11 of title 11 of the United States Code.

Bankruptcy Court means the United States Bankruptcy Court for the Southern District of New York.

Chapter 11 Cases means the voluntary petition filed by the Buyer for relief under the Bankruptcy Code in the Bankruptcy Court.

Page 11/12

LETTER AGREEMENT No.1 to Amendment No.27

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted
For and on behalf of	For and on behalf of

LATAM AIRLINES GROUP S.A.	AIRBUS S.A.S.

By:	By:	REDACTED*

Its:	Its:	REDACTED*

Date:	Date:

By:

Its:

Date:

*	All text marked “REDACTED*” is Redacted Per Amended Standing Order Regarding Redaction Dated February 2, 2021.

Page 12/12

LETTER AGREEMENT No.2 to Amendment No.27

LATAM AIRLINES GROUP S.A.

Edificio Huidobro

Avenida Presidente Riesco 5711 – 20th Floor

Las Condes

Santiago

Chile

Subject: REDACTED*

LATAM AIRLINES GROUP S.A. (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into, as of the date hereof Amendment No.27 (the “Amendment No.27”) to the A320/A330 Purchase Agreement dated as of November 14, 2006, as amended from time to time (the “Agreement”), covering the manufacture and the sale, among others, by the Seller and the purchase by the Buyer of the 2021 Incremental NEO Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Amendment No.27.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Amendment No.27 and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

In the event of any conflict between the terms of this Letter Agreement and the other terms of the Amendment No.27 (and any of the exhibits and appendices thereto), the terms of this Letter Agreement shall prevail.

*	All text marked “REDACTED*” is Redacted Per Amended Standing Order Regarding Redaction Dated February 2, 2021.

Page 1/7

LETTER AGREEMENT No.2 to Amendment No.27

1.	REDACTED*

REDACTED*

REDACTED*

REDACTED*

*	All text marked “REDACTED*” is Redacted Per Amended Standing Order Regarding Redaction Dated February 2, 2021.

Page 2/7

LETTER AGREEMENT No.2 to Amendment No.27

REDACTED*

2.	REDACTED*

REDACTED*

3.	Condition Precedent

The Seller and the Buyer hereby agree that it shall be a condition precedent to the effectiveness of this Letter Agreement that the Bankruptcy Court shall have entered an order in form and substance acceptable to the Buyer and the Seller (i) approving this Letter Agreement; (ii) authorizing the Buyer and Piquero, as applicable, to enter into and perform under the Amendment Documents, the PDP Financing Documents, the Termination Agreement and the Assignment, Assumption and Release Amendment Agreement and to assume the Assumed Purchase Agreements, as amended; (iii) providing that the obligations of the Buyer and Piquero, as applicable, under the Assumed Purchase Agreements, as amended, the Termination Agreement, the Piquero Guarantee and the Assignment, Assumption and Release Amendment Agreement shall constitute administrative expense claims in the Case pursuant to section 503 of the Bankruptcy Code; and (iv) providing that the obligations of the Buyer under the Piquero Guarantee shall be binding upon and constitute obligations of the reorganized debtors or their successors.

In this Clause 3:

Amendment n°1 means the amendment agreement to the Piquero Purchase Agreement entered into or to be entered into between the Seller and Piquero.

Amendment n°9 means the amendment agreement to the Purchase Agreement 1 entered into or to be entered into between the Seller and the Buyer.

*	All text marked “REDACTED*” is Redacted Per Amended Standing Order Regarding Redaction Dated February 2, 2021.

Page 3/7

LETTER AGREEMENT No.2 to Amendment No.27

Amendment n°18 means the amendment agreement to the Purchase Agreement 3 entered into or to be entered into between the Seller and the Buyer.

Amendment Documents means the Amendment n°1, the Amendment n°9, the Amendment n°18, the Amendment No.27, the Purchase Agreement 1 Letter Agreement and the Purchase Agreement 2 Letter Agreements.

Assignment, Assumption and Release Amendment Agreement means the assignment, assumption and release amendment agreement entered into or to be entered into between the Buyer, the Seller and Piquero in relation to the assignment, assumption and release agreement dated 6 June 2019 between the Buyer, the Seller and Piquero.

Assumed Purchase Agreements means the Purchase Agreement 1, the Purchase Agreement 2, the Purchase Agreement 3 and the Piquero Purchase Agreement being assumed (as amended).

Consent Agreement Supplement means the consent agreement supplement entered into or to be entered into between Piquero, the Seller, the Buyer and Banco Santander, S.A. in relation to the consent agreement dated 6 June 2019.

PDP Financing Documents means the Consent Agreement Supplement and the Assignment, Assumption and Release Amendment Agreement.

Piquero means Piquero Leasing Limited.

Piquero Guarantee means the guarantee and indemnity dated 6 June 2019 granted by the Buyer in favour of the Seller with respect to, inter alia, the obligations of Piquero under the Piquero Purchase Agreement.

Piquero Purchase Agreement means the Purchase Agreement 1 (excluding any letter agreement relating thereto) as assigned, assumed and released pursuant to the Assignment, Assumption and Release Amendment Agreement.

Purchase Agreement 1 means the Airbus A320 family purchase agreement dated 22 June 2011 and entered into between the Buyer and the Seller, and as amended and supplemented from time to time (including without limitation all exhibits and appendices thereto and any letter agreements entered into from time to time relating thereto).

Purchase Agreement 1 Letter Agreement means the letter agreement n°1 to the Amendment n°9.

Purchase Agreement 2 means the Agreement.

Purchase Agreement 2 Letter Agreements means the letter agreement n°1, the letter agreement n°3, the letter agreement n°4, the letter agreement n°5, the letter agreement n°6, the letter agreement n°8D and the letter agreement n°9D to the Amendment No.27.

Purchase Agreement 3 means the Airbus A320 family purchase agreement dated 20 March 1998 and entered into between the Seller and the Buyer, as amended and supplemented from time to time (including without limitation all exhibits and appendices thereto and any letter agreements entered into from time to time relating thereto).

Termination Agreement means the A350XWB termination agreement to be entered into between the Seller and the Buyer.

Page 4/7

LETTER AGREEMENT No.2 to Amendment No.27

4.	Assignment

Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

5.	Confidentiality

The Parties hereby acknowledge and agree that this Letter Agreement is subject to the confidentiality provisions set forth in clause 22.10 of the Agreement, except that the Buyer may disclose a copy of this Letter Agreement (i) to the Bankruptcy Court to the extent necessary to obtain approval of this Letter Agreement and (ii) on a professional eyes’ only basis to (a) the Official Committee of Unsecured Creditors, (b) that certain Ad Hoc Group of LATAM Bondholders, and (c) the United States Trustee. For the avoidance of doubt, to the extent the Buyer files this Letter Agreement with the Bankruptcy Court, the Buyer shall seek to file this Letter Agreement and the Agreement, along with any related filings, under seal pursuant to the Amended Standing Order Regarding Redactions (the “Standing Order”) entered by the Bankruptcy Court in the Chapter 11 Cases at Docket No. 1810.

6.	Severability

In the event that any provision of this Letter Agreement should for any reason be held ineffective, the remainder of this Letter Agreement shall remain in full force and effect. To the extent permitted by applicable law, each party hereto hereby waives any provision of law which renders any provision of this Letter Agreement prohibited or unenforceable in any respect. Any provisions of this Letter Agreement which may prove to be or become, illegal, invalid or unenforceable in whole or in part, shall as far as reasonably possible, and subject to applicable law, be performed in accordance with the spirit and purpose of this Letter Agreement.

7.	Alterations to Contract

This Letter Agreement contains the entire agreement between the Parties with respect to the subject matter hereof and supersedes any previous understandings, commitments or representations whatsoever oral or written in respect thereto. This Letter Agreement shall not be varied except by an instrument in writing of date even herewith or subsequent hereto executed by both parties or by their duly authorised representatives.

8.	Law and Jurisdiction

This Letter Agreement shall be governed by and construed in accordance with the laws of England. Any dispute arising out of or in connection with this Letter Agreement shall be within the exclusive jurisdiction of the Courts of England except that subject to the last sentence of this Clause 8 and during the pendency of the Chapter 11 Cases for the period prior to the effective date of a chapter 11 plan for the Buyer, the Bankruptcy Court shall have exclusive jurisdiction over any disputes or, to the extent the Bankruptcy Court abstains, reference to the Bankruptcy Court is withdrawn, or the Bankruptcy Court is otherwise found to not have jurisdiction, then to the U.S. District Court for the Southern District of New York or the state court of the State of New York located in New York County, New York.

Page 5/7

LETTER AGREEMENT No.2 to Amendment No.27

Subject to the last sentence of this Clause 8, the parties hereto irrevocably consent to the personal jurisdiction of (i) during the pendency of the Chapter 11 Cases for the period prior to the effective date of a chapter 11 plan for the Buyer, the Bankruptcy Court or to the extent the Bankruptcy Court abstains, reference to the Bankruptcy Court is withdrawn, or the Bankruptcy Court is otherwise found to not have subject matter jurisdiction, then to the U.S. District Court for the Southern District of New York or the state court of the State of New York located in New York County, New York, and (ii) thereafter, the Courts of England.

For the avoidance of doubt, nothing in this Clause 8 shall waive or modify any Party’s right to request that the Bankruptcy Court abstain from hearing or otherwise transfer a dispute arising under this Letter Agreement or to argue that the Bankruptcy Court does not have statutory authority to adjudicate disputes arising under this Letter Agreement, nor any Party’s defenses in respect of any such request or argument.

In this Clause 8:

Bankruptcy Code means the chapter 11 of title 11 of the United States Code.

Bankruptcy Court means the United States Bankruptcy Court for the Southern District of New York.

Chapter 11 Cases means the voluntary petition filed by the Buyer for relief under the Bankruptcy Code in the Bankruptcy Court.

Page 6/7

LETTER AGREEMENT No.2 to Amendment No.27

tly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted
For and on behalf of	For and on behalf of

LATAM AIRLINES GROUP S.A.	AIRBUS S.A.S.

By:	By:	REDACTED*

Its:	Its:	REDACTED*

Date:	Date:

By:

Its:

Date:

*	All text marked “REDACTED*” is Redacted Per Amended Standing Order Regarding Redaction Dated February 2, 2021.

Page 7/7

LETTER AGREEMENT No.3 to Amendment No.27

LATAM AIRLINES GROUP S.A.

Edificio Huidobro

Avenida Presidente Riesco 5711 – 20th Floor Las Condes

Santiago

Chile

Subject: REDACTED*                                                       – SUPPORT PACKAGE

LATAM AIRLINES GROUP S.A. (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into, as of even date hereof., an amendment No.27 (the “Amendment No.27”) to the A320/A330 Purchase Agreement dated November 14,2006, as amended from time to time (the “Agreement”), covering the manufacture and the sale, among others, by the Seller and the purchase by the Buyer of the 2021 Incremental NEO Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Amendment No.27.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Amendment No.27 and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

In the event of any conflict between the terms of this Letter Agreement and the other terms of the Amendment No.27 (and any of the exhibits and appendices thereto), the terms of this Letter Agreement shall prevail.

*	All text marked “REDACTED*” is Redacted Per Amended Standing Order Regarding Redaction Dated February 2, 2021.

Page 1/9

LETTER AGREEMENT No.3 to Amendment No.27

REDACTED*

1.	Training REDACTED*

REDACTED*the Seller shall provide REDACTED* to the Buyer with the following training services REDACTED*

REDACTED*

1.1	Training Validity

REDACTED*

*	All text marked "REDACTED*" is Redacted Per Amended Standing Order Regarding Redaction Date February 2, 2021.

Page 2/9

LETTER AGREEMENT No.3 to Amendment No.27

REDACTED*

1.2	Flight Crew Courses

REDACTED*

1.3	Cabin Crew Courses

REDACTED*

1.4	Maintenance Courses

REDACTED*

2.	Seller Representatives under Clause 15 of the Agreement

The Seller shall provide REDACTED* Seller Representative Services REDACTED*

REDACTED*

*	All text marked "REDACTED*" is Redacted Per Amended Standing Order Regarding Redaction Date February 2, 2021.

Page 3/9

LETTER AGREEMENT No.3 to Amendment No.27

REDACTED*

*	All text marked "REDACTED*" is Redacted Per Amended Standing Order Regarding Redaction Date February 2, 2021.

Page 4/9

LETTER AGREEMENT No.3 to Amendment No.27

REDACTED*

7.	Condition Precedent

The Seller and the Buyer hereby agree that it shall be a condition precedent to the effectiveness of this Letter Agreement that the Bankruptcy Court shall have entered an order in form and substance acceptable to the Buyer and the Seller (i) approving this Letter Agreement; (ii) authorizing the Buyer and Piquero, as applicable, to enter into and perform under the Amendment Documents, the PDP Financing Documents, the Termination Agreement and the Assignment, Assumption and Release Amendment Agreement and to assume the Assumed Purchase Agreements, as amended; (iii) providing that the obligations of the Buyer and Piquero, as applicable, under the Assumed Purchase Agreements, as amended, the Termination Agreement, the Piquero Guarantee and the Assignment, Assumption and Release Amendment Agreement shall constitute administrative expense claims in the Case pursuant to section 503 of the Bankruptcy Code; and (iv) providing that the obligations of the Buyer under the Piquero Guarantee shall be binding upon and constitute obligations of the reorganized debtors or their successors.

In this Clause 7:

Amendment n°1 means the amendment agreement to the Piquero Purchase Agreement entered into or to be entered into between the Seller and Piquero.

Amendment n°9 means the amendment agreement to the Purchase Agreement 1 entered into or to be entered into between the Seller and the Buyer.

Amendment n°18 means the amendment agreement to the Purchase Agreement 3 entered into or to be entered into between the Seller and the Buyer.

Amendment Documents means the Amendment n°1, the Amendment n°9, the Amendment n°18, the Amendment No.27, the Purchase Agreement 1 Letter Agreement and the Purchase Agreement 2 Letter Agreements.

Assignment, Assumption and Release Amendment Agreement means the assignment, assumption and release amendment agreement entered into or to be entered into between the Buyer, the Seller and Piquero in relation to the assignment, assumption and release agreement dated 6 June 2019 between the Buyer, the Seller and Piquero.

*	All text marked "REDACTED*" is Redacted Per Amended Standing Order Regarding Redaction Date February 2, 2021.

Page 5/9

LETTER AGREEMENT No.3 to Amendment No.27

Assumed Purchase Agreements means the Purchase Agreement 1, the Purchase Agreement 2, the Purchase Agreement 3 and the Piquero Purchase Agreement being assumed (as amended).

Consent Agreement Supplement means the consent agreement supplement entered into or to be entered into between Piquero, the Seller, the Buyer and Banco Santander, S.A. in relation to the consent agreement dated 6 June 2019.

PDP Financing Documents means the Consent Agreement Supplement and the Assignment, Assumptiona and Release Amendment Agreement.

Piquero means Piquero Leasing Limited.

Piquero Guarantee means the guarantee and indemnity dated 6 June 2019 granted by the Buyer in favour of the Seller with respect to, inter alia, the obligations of Piquero under the Piquero Purchase Agreement.

Piquero Purchase Agreement means the Purchase Agreement 1 (excluding any letter agreement relating thereto) as assigned, assumed and released pursuant to the Assignment, Assumption and Release Amendment Agreement.

Purchase Agreement 1 means the Airbus A320 family purchase agreement dated 22 June 2011 and entered into between the Buyer and the Seller, and as amended and supplemented from time to time (including without limitation all exhibits and appendices thereto and any letter agreements entered into from time to time relating thereto).

Purchase Agreement 1 Letter Agreement means the letter agreement n°1 to the Amendment n°9.

Purchase Agreement 2 means the Agreement.

Purchase Agreement 2 Letter Agreements means the letter agreement n°1, the letter agreement n°2, the letter agreement n°4, the letter agreement n°5, the letter agreement n°6, the letter agreement n°8D and the letter agreement n°9D to the Amendment No.27.

Purchase Agreement 3 means the Airbus A320 family purchase agreement dated 20 March 1998 and entered into between the Seller and the Buyer, as amended and supplemented from time to time (including without limitation all exhibits and appendices thereto and any letter agreements entered into from time to time relating thereto).

Termination Agreement means the A350XWB termination agreement to be entered into between the Seller and the Buyer.

Page 6/9

LETTER AGREEMENT No.3 to Amendment No.27

8.	Assignment

Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

9.	Confidentiality

The Parties hereby acknowledge and agree that this Letter Agreement is subject to the confidentiality provisions set forth in clause 22.10 of the Agreement, except that the Buyer may disclose a copy of this Letter Agreement (i) to the Bankruptcy Court to the extent necessary to obtain approval of this Letter Agreement and (ii) on a professional eyes’ only basis to (a) the Official Committee of Unsecured Creditors, (b) that certain Ad Hoc Group of LATAM Bondholders, and (c) the United States Trustee. For the avoidance of doubt, to the extent the Buyer files this Letter Agreement with the Bankruptcy Court, the Buyer shall seek to file this Letter Agreement and the Agreement, along with any related filings, under seal pursuant to the Amended Standing Order Regarding Redactions (the “Standing Order”) entered by the Bankruptcy Court in the Chapter 11 Cases at Docket No. 1810.

10.	Severability

In the event that any provision of this Letter Agreement should for any reason be held ineffective, the remainder of this Letter Agreement shall remain in full force and effect. To the extent permitted by applicable law, each party hereto hereby waives any provision of law which renders any provision of this Letter Agreement prohibited or unenforceable in any respect. Any provisions of this Letter Agreement which may prove to be or become, illegal, invalid or unenforceable in whole or in part, shall as far as reasonably possible, and subject to applicable law, be performed in accordance with the spirit and purpose of this Letter Agreement.

11.	Alterations to Contract

This Letter Agreement contains the entire agreement between the Parties with respect to the subject matter hereof and supersedes any previous understandings, commitments or representations whatsoever oral or written in respect thereto. This Letter Agreement shall not be varied except by an instrument in writing of date even herewith or subsequent hereto executed by both Parties or by their duly authorised representatives.

12.	Law and Jurisdiction

This Letter Agreement shall be governed by and construed in accordance with the laws of England. Any dispute arising out of or in connection with this Letter Agreement shall be within the exclusive jurisdiction of the Courts of England except that subject to the last sentence of this Clause 12 and during the pendency of the Chapter 11 Cases for the period prior to the effective date of a chapter 11 plan for the Buyer, the Bankruptcy Court shall have exclusive jurisdiction over any disputes or, to the extent the Bankruptcy Court abstains, reference to the Bankruptcy Court is withdrawn, or the Bankruptcy Court is otherwise found to not have jurisdiction, then to the U.S. District Court for the Southern

Page 7/9

LETTER AGREEMENT No.3 to Amendment No.27

District of New York or the state court of the State of New York located in New York County, New York.

Subject to the last sentence of this Clause 12, the parties hereto irrevocably consent to the personal jurisdiction of (i) during the pendency of the Chapter 11 Cases for the period prior to the effective date of a chapter 11 plan for the Buyer, the Bankruptcy Court or to the extent the Bankruptcy Court abstains, reference to the Bankruptcy Court is withdrawn, or the Bankruptcy Court is otherwise found to not have subject matter jurisdiction, then to the U.S. District Court for the Southern District of New York or the state court of the State of New York located in New York County, New York, and (ii) thereafter, the Courts of England.

For the avoidance of doubt, nothing in this Clause 12 shall waive or modify any Party’s right to request that the Bankruptcy Court abstain from hearing or otherwise transfer a dispute arising under this Letter Agreement or to argue that the Bankruptcy Court does not have statutory authority to adjudicate disputes arising under this Letter Agreement, nor any Party’s defenses in respect of any such request or argument.

In this Clause 12:

Bankruptcy Code means the chapter 11 of title 11 of the United States Code.

Bankruptcy Court means the United States Bankruptcy Court for the Southern District of New York.

Chapter 11 Cases means the voluntary petition filed by the Buyer for relief under the Bankruptcy Code in the Bankruptcy Court.

Page 8/9

LETTER AGREEMENT No.3 to Amendment No.27

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted
For and on behalf of	For and on behalf of

LATAM AIRLINES GROUP S.A.	AIRBUS S.A.S.

By :	By :	REDACTED*

Its :	Its :	REDACTED*

Date :	Date :

By :

Its :

Date :

*	All text marked "REDACTED*" is Redacted Per Amended Standing Order Regarding Redaction Date February 2, 2021.

Page 9/9

LETTER AGREEMENT No.4 to Amendment No.27

LATAM AIRLINES GROUP S.A.

Edificio Huidobro

Avenida Presidente Riesco 5711 – 20th Floor

Las Condes

Santiago

Chile

Subject: REDACTED*

LATAM AIRLINES GROUP S.A. (the "Buyer") and AIRBUS S.A.S. (the "Seller") have entered into, as of even date hereof, an amendment No.27 (the "Amendment No.27") to the A320/A330 Purchase Agreement dated November 14, 2006, as amended from time to time (the “Agreement”), covering the manufacture and the sale, among others, by the Seller and the purchase by the Buyer of the 2021 Incremental NEO Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Amendment No.27.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Amendment No.27 and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

In the event of any conflict between the terms of this Letter Agreement and the other terms of the Amendment No.27 (and any of the exhibits and appendices thereto), the terms of this Letter Agreement shall prevail.

*	All text marked "REDACTED*" is Redacted Per Amended Standing Order Regarding Redaction Date February 2, 2021.

Page 1/8

LETTER AGREEMENT No.4 to Amendment No.27

1.	REDACTED*

*	All text marked "REDACTED*" is Redacted Per Amended Standing Order Regarding Redaction Date February 2, 2021.

Page 2/8

LETTER AGREEMENT No.4 to Amendment No.27

REDACTED*

2.	REDACTED*

*	All text marked "REDACTED*" is Redacted Per Amended Standing Order Regarding Redaction Date February 2, 2021.

Page 3/8

LETTER AGREEMENT No.4 to Amendment No.27

REDACTED*

3.	Condition Precedent

The Seller and the Buyer hereby agree that it shall be a condition precedent to the effectiveness of this Letter Agreement that the Bankruptcy Court shall have entered an order in form and substance acceptable to the Buyer and the Seller (i) approving this Letter Agreement; (ii) authorizing the Buyer and Piquero, as applicable, to enter into and perform under the Amendment Documents, the PDP Financing Documents, the Termination Agreement and the Assignment, Assumption and Release Amendment Agreement and to assume the Assumed Purchase Agreements, as amended; (iii) providing that the obligations of the Buyer and Piquero, as applicable, under the Assumed Purchase Agreements, as amended, the Termination Agreement, the Piquero Guarantee and the Assignment, Assumption and Release Amendment Agreement shall constitute administrative expense claims in the Case pursuant to section 503 of the Bankruptcy Code; and (iv) providing that the obligations of the Buyer under the Piquero Guarantee shall be binding upon and constitute obligations of the reorganized debtors or their successors.

*	All text marked "REDACTED*" is Redacted Per Amended Standing Order Regarding Redaction Date February 2, 2021.

Page 4/8

LETTER AGREEMENT No.4 to Amendment No.27

In this Clause 3:

Amendment n°1 means the amendment agreement to the Piquero Purchase Agreement entered into or to be entered into between the Seller and Piquero.

Amendment n°9 means the amendment agreement to the Purchase Agreement 1 entered into or to be entered into between the Seller and the Buyer.

Amendment n°18 means the amendment agreement to the Purchase Agreement 3 entered into or to be entered into between the Seller and the Buyer.

Amendment Documents means the Amendment n°1, the Amendment n°9, the Amendment n°18, the Amendment No.27, the Purchase Agreement 1 Letter Agreement and the Purchase Agreement 2 Letter Agreements.

Assignment, Assumption and Release Amendment Agreement means the assignment, assumption and release amendment agreement entered into or to be entered into between the Buyer, the Seller and Piquero in relation to the assignment, assumption and release agreement dated 6 June 2019 between the Buyer, the Seller and Piquero.

Assumed Purchase Agreements means the Purchase Agreement 1, the Purchase Agreement 2, the Purchase Agreement 3 and the Piquero Purchase Agreement being assumed (as amended).

Consent Agreement Supplement means the consent agreement supplement entered into or to be entered into between Piquero, the Seller, the Buyer and Banco Santander, .A. in relation to the consent agreement dated 6 June 2019.

PDP Financing Documents means the Consent Agreement Supplement and the Assignment, Assumpton and Release Amendment Agreement.

Piquero means Piquero Leasing Limited.

Piquero Guarantee means the guarantee and indemnity dated 6 June 2019 granted by the Buyer in favour of the Seller with respect to, inter alia, the obligations of Piquero under the Piquero Purchase Agreement.

Piquero Purchase Agreement means the Purchase Agreement 1 (excluding any letter agreement relating thereto) as assigned, assumed and released pursuant to the Assignment, Assumption and Release Amendment Agreement.

Purchase Agreement 1 means the Airbus A320 family purchase agreement dated 22 June 2011 and entered into between the Buyer and the Seller, and as amended and supplemented from time to time (including without limitation all exhibits and appendices thereto and any letter agreements entered into from time to time relating thereto).

Page 5/8

LETTER AGREEMENT No.4 to Amendment No.27

Purchase Agreement 1 Letter Agreement means the letter agreement n°1 to the Amendment n°9.

Purchase Agreement 2 means the Agreement.

Purchase Agreement 2 Letter Agreements means the letter agreement n°1, the letter agreement n°2, the letter agreement n°3, the letter agreement n°5, the letter agreement n°6, the letter agreement n°8D and the letter agreement n°9D to the Amendment No.27.

Purchase Agreement 3 means the Airbus A320 family purchase agreement dated 20 March 1998 and entered into between the Seller and the Buyer, as amended and supplemented from time to time (including without limitation all exhibits and appendices thereto and any letter agreements entered into from time to time relating thereto).

Termination Agreement means the A350XWB termination agreement to be entered into between the Seller and the Buyer.

4.	Assignment

Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

5.	Confidentiality

The Parties hereby acknowledge and agree that this Letter Agreement is subject to the confidentiality provisions set forth in clause 22.10 of the Agreement, except that the Buyer may disclose a copy of this Letter Agreement (i) to the Bankruptcy Court to the extent necessary to obtain approval of this Letter Agreement and (ii) on a professional eyes’ only basis to (a) the Official Committee of Unsecured Creditors, (b) that certain Ad Hoc Group of LATAM Bondholders, and (c) the United States Trustee. For the avoidance of doubt, to the extent the Buyer files this Letter Agreement with the Bankruptcy Court, the Buyer shall seek to file this Letter Agreement and the Agreement, along with any related filings, under seal pursuant to the Amended Standing Order Regarding Redactions (the “Standing Order”) entered by the Bankruptcy Court in the Chapter 11 Cases at Docket No. 1810.

6.	Severability

In the event that any provision of this Letter Agreement should for any reason be held ineffective, the remainder of this Letter Agreement shall remain in full force and effect. To the extent permitted by applicable law, each party hereto hereby waives any provision of law which renders any provision of this Letter Agreement prohibited or unenforceable in any respect. Any provisions of this Letter Agreement which may prove to be or become, illegal, invalid or unenforceable in whole or in part, shall as far as reasonably possible, and subject to applicable law, be performed in accordance with the spirit and purpose of this Letter Agreement.

Page 6/8

LETTER AGREEMENT No.4 to Amendment No.27

7.	Alterations to Contract

This Letter Agreement contains the entire agreement between the Parties with respect to the subject matter hereof and supersedes any previous understandings, commitments or representations whatsoever oral or written in respect thereto. This Letter Agreement shall not be varied except by an instrument in writing of date even herewith or subsequent hereto executed by both Parties or by their duly authorized representatives.

8.	Law and Jurisdiction

This Letter Agreement shall be governed by and construed in accordance with the laws of England. Any dispute arising out of or in connection with this Letter Agreement shall be within the exclusive jurisdiction of the Courts of England except that subject to the last sentence of this Clause 8 and during the pendency of the Chapter 11 Cases for the period prior to the effective date of a chapter 11 plan for the Buyer, the Bankruptcy Court shall have exclusive jurisdiction over any disputes or, to the extent the Bankruptcy Court abstains, reference to the Bankruptcy Court is withdrawn, or the Bankruptcy Court is otherwise found to not have jurisdiction, then to the U.S. District Court for the Southern District of New York or the state court of the State of New York located in New York County, New York.

Subject to the last sentence of this Clause 8, the parties hereto irrevocably consent to the personal jurisdiction of (i) during the pendency of the Chapter 11 Cases for the period prior to the effective date of a chapter 11 plan for the Buyer, the Bankruptcy Court or to the extent the Bankruptcy Court abstains, reference to the Bankruptcy Court is withdrawn, or the Bankruptcy Court is otherwise found to not have subject matter jurisdiction, then to the U.S. District Court for the Southern District of New York or the state court of the State of New York located in New York County, New York, and (ii) thereafter, the Courts of England.

For the avoidance of doubt, nothing in this Clause 8 shall waive or modify any Party’s right to request that the Bankruptcy Court abstain from hearing or otherwise transfer a dispute arising under this Letter Agreement or to argue that the Bankruptcy Court does not have statutory authority to adjudicate disputes arising under this Letter Agreement, nor any Party’s defenses in respect of any such request or argument.

In this Clause 8:

Bankruptcy Code means the chapter 11 of title 11 of the United States Code.

Bankruptcy Court means the United States Bankruptcy Court for the Southern District of New York.

Chapter 11 Cases means the voluntary petition filed by the Buyer for relief under the Bankruptcy Code in the Bankruptcy Court.

Page 7/8

LETTER AGREEMENT No.4 to Amendment No.27

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted
For and on behalf of	For and on behalf of

LATAM AIRLINES GROUP S.A.	AIRBUS S.A.S.

By :	By :	REDACTED*

Its :	Its :	REDACTED*

Date :	Date :

By :

Its :

Date :

*	All text marked "REDACTED*" is Redacted Per Amended Standing Order Regarding Redaction Date February 2, 2021.

Page 8/8

LETTER AGREEMENT No.5 to Amendment No.27

LATAM AIRLINES GROUP S.A.

Edificio Huidobro

Avenida Presidente Riesco 5711 – 20th Floor

Las Condes

Santiago

Chile

Subject: REDACTED*

LATAM AIRLINES GROUP S.A. ("the Buyer") and AIRBUS S.A.S. ("the Seller") have entered into as of the date hereof, into an amendment No.27 (the "Amendment No.27") to the A320/A330 Purchase Agreement as amended from time to time (the “Agreement”), such Amendment No.27 covering the manufacture and the sale, among others, by the Seller and the purchase by the Buyer of the 2021 Incremental NEO Aircraft as described in such Amendment No.27.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Amendment No.27.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Amendment No.27 and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

In the event of any conflict between the terms of this Letter Agreement and the other terms of the Amendment No.27 (and any of the exhibits and appendices thereto), the terms of this Letter Agreement shall prevail.

*	All text marked "REDACTED*" is Redacted Per Amended Standing Order Regarding Redaction Date February 2, 2021.

Page 1/6

LETTER AGREEMENT No.5 to Amendment No.27

REDACTED*

REDACTED*

REDACTED*

REDACTED*

2.	Assignment

Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

3.	Costs and Expenses

The Buyer shall be responsible for all the reasonable and documented costs incurred in connection with any application to the Export Credit Agencies including, but not limited to, out-of-pocket expenses, application fees and reasonable and documented costs and expenses of outside legal counsel to the Seller.

4.	Condition Precedent

The Seller and the Buyer hereby agree that it shall be a condition precedent to the effectiveness of this Letter Agreement that the Bankruptcy Court shall have entered an order in form and substance acceptable to the Buyer and the Seller (i) approving this Letter Agreement; (ii) authorizing the Buyer and Piquero, as applicable, to enter into and perform under the Amendment Documents, the PDP Financing Documents, the Termination Agreement and the Assignment, Assumption and Release Amendment Agreement and to assume the Assumed Purchase Agreements, as amended; (iii) providing that the obligations of the Buyer and Piquero, as applicable, under the Assumed Purchase Agreements, as amended, the Termination Agreement, the Piquero Guarantee and the Assignment, Assumption and Release Amendment Agreement shall constitute administrative expense claims in the Case pursuant to section 503 of the Bankruptcy Code; and (iv) providing that the obligations of the Buyer under the Piquero Guarantee shall be binding upon and constitute obligations of the reorganized debtors or their successors.

*	All text marked "REDACTED*" is Redacted Per Amended Standing Order Regarding Redaction Dated February 2, 2021.

Page 2/6

LETTER AGREEMENT No.5 to Amendment No.27

In this Clause 4:

Amendment n°1 means the amendment agreement to the Piquero Purchase Agreement entered into or to be entered into between the Seller and Piquero.

Amendment n°9 means the amendment agreement to the Purchase Agreement 1 entered into or to be entered into between the Seller and the Buyer.

Amendment n°18 means the amendment agreement to the Purchase Agreement 3 entered into or to be entered into between the Seller and the Buyer.

Amendment Documents means the Amendment n°1, the Amendment n°9, the Amendment n°18, the Amendment No.27, the Purchase Agreement 1 Letter Agreement and the Purchase Agreement 2 Letter Agreements.

Assignment, Assumption and Release Amendment Agreement means the assignment, assumption and release amendment agreement entered into or to be entered into between the Buyer, the Seller and Piquero in relation to the assignment, assumption and release agreement dated 6 June 2019 between the Buyer, the Seller and Piquero.

Assumed Purchase Agreements means the Purchase Agreement 1, the Purchase Agreement 2, the Purchase Agreement 3 and the Piquero Purchase Agreement being assumed (as amended).

Consent Agreement Supplement means the consent agreement supplement entered into or to be entered into between Piquero, the Seller, the Buyer and Banco Santander, S.A. in relation to the consent agreement dated 6 June 2019.

PDP Financing Documents means the Consent Agreement Supplement and the Assignment, Assumption and Release Amendment Agreement.

Piquero means Piquero Leasing Limited.

Piquero Guarantee means the guarantee and indemnity dated 6 June 2019 granted by the Buyer in favour of the Seller with respect to, inter alia, the obligations of Piquero under the Piquero Purchase Agreement.

Piquero Purchase Agreement means the Purchase Agreement 1 (excluding any letter agreement relating thereto) as assigned, assumed and released pursuant to the Assignment, Assumption and Release Amendment Agreement.

Purchase Agreement 1 means the Airbus A320 family purchase agreement dated 22 June 2011 and entered into between the Buyer and the Seller, and as amended and supplemented from time to time (including without limitation all exhibits and appendices thereto and any letter agreements entered into from time to time relating thereto).

Purchase Agreement 1 Letter Agreement means the letter agreement n°1 to the Amendment n°9.

Page 3/6

LETTER AGREEMENT No.5 to Amendment No.27

Purchase Agreement 2 means the Agreement.

Purchase Agreement 2 Letter Agreements means the letter agreement n°1, the letter agreement n°2, the letter agreement n°3, the letter agreement n°4, the letter agreement n°6, the letter agreement n°8D and the letter agreement n°9D to the Amendment No.27.

Purchase Agreement 3 means the Airbus A320 family purchase agreement dated 20 March 1998 and entered into between the Seller and the Buyer, as amended and supplemented from time to time (including without limitation all exhibits and appendices thereto and any letter agreements entered into from time to time relating thereto).

Termination Agreement means the A350XWB termination agreement to be entered into between the Seller and the Buyer.

5.	Confidentiality

The Parties hereby acknowledge and agree that this Letter Agreement is subject to the confidentiality provisions set forth in clause 22.10 of the Agreement, except that the Buyer may disclose a copy of this Letter Agreement (i) to the Bankruptcy Court to the extent necessary to obtain approval of this Letter Agreement and (ii) on a professional eyes’ only basis to (a) the Official Committee of Unsecured Creditors, (b) that certain Ad Hoc Group of LATAM Bondholders, and (c) the United States Trustee. For the avoidance of doubt, to the extent the Buyer files this Letter Agreement with the Bankruptcy Court, the Buyer shall seek to file this Letter Agreement and the Agreement, along with any related filings, under seal pursuant to the Amended Standing Order Regarding Redactions (the “Standing Order”) entered by the Bankruptcy Court in the Chapter 11 Cases at Docket No. 1810.

6.	Severability

In the event that any provision of this Letter Agreement should for any reason be held ineffective, the remainder of this Letter Agreement shall remain in full force and effect. To the extent permitted by applicable law, each party hereto hereby waives any provision of law which renders any provision of this Letter Agreement prohibited or unenforceable in any respect. Any provisions of this Letter Agreement which may prove to be or become, illegal, invalid or unenforceable in whole or in part, shall as far as reasonably possible, and subject to applicable law, be performed in accordance with the spirit and purpose of this Letter Agreement.

7.	Alterations to Contract

This Letter Agreement contains the entire agreement between the Parties with respect to the subject matter hereof and supersedes any previous understandings, commitments or representations whatsoever oral or written in respect thereto. This Letter Agreement shall not be varied except by an instrument in writing of date even herewith or subsequent hereto executed by both Parties or by their duly authorised representatives.

Page 4/6

LETTER AGREEMENT No.5 to Amendment No.27

8.	Law and Jurisdiction

This Letter Agreement shall be governed by and construed in accordance with the laws of England. Any dispute arising out of or in connection with this Letter Agreement shall be within the exclusive jurisdiction of the Courts of England except that subject to the last sentence of this Clause 8 and during the pendency of the Chapter 11 Cases for the period prior to the effective date of a chapter 11 plan for the Buyer, the Bankruptcy Court shall have exclusive jurisdiction over any disputes or, to the extent the Bankruptcy Court abstains, reference to the Bankruptcy Court is withdrawn, or the Bankruptcy Court is otherwise found to not have jurisdiction, then to the U.S. District Court for the Southern District of New York or the state court of the State of New York located in New York County, New York.

Subject to the last sentence of this Clause 8, the parties hereto irrevocably consent to the personal jurisdiction of (i) during the pendency of the Chapter 11 Cases for the period prior to the effective date of a chapter 11 plan for the Buyer, the Bankruptcy Court or to the extent the Bankruptcy Court abstains, reference to the Bankruptcy Court is withdrawn, or the Bankruptcy Court is otherwise found to not have subject matter jurisdiction, then to the U.S. District Court for the Southern District of New York or the state court of the State of New York located in New York County, New York, and (ii) thereafter, the Courts of England.

For the avoidance of doubt, nothing in this Clause 8 shall waive or modify any Party’s right to request that the Bankruptcy Court abstain from hearing or otherwise transfer a dispute arising under this Letter Agreement or to argue that the Bankruptcy Court does not have statutory authority to adjudicate disputes arising under this Letter Agreement, nor any Party’s defenses in respect of any such request or argument.

In this Clause 8:

Bankruptcy Code means the chapter 11 of title 11 of the United States Code.

Bankruptcy Court means the United States Bankruptcy Court for the Southern District of New York.

Chapter 11 Cases means the voluntary petition filed by the Buyer for relief under the Bankruptcy Code in the Bankruptcy Court.

Page 5/6

LETTER AGREEMENT No.5 to Amendment No.27

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted
For and on behalf of	For and on behalf of

LATAM AIRLINES GROUP S.A.	AIRBUS S.A.S.

By:	By:	REDACTED*

Its:	Its:	REDACTED*

Date :	Date :

By:

Its:

Date :

*	All text marked "REDACTED*" is Redacted Per Amended Standing Order Regarding Redaction Dated February 2, 2021.

Page 6/6

Amended and Restated LETTER AGREEMENT No. 6 to Amendment No.11

LATAM AIRLINES GROUP S.A.

Edificio Huidobro

Avenida Presidente Riesco 5711 – 20th Floor

Las Condes Santiago

Chile

Subject : A320F NEO Family - REDACTED*

TAM - LINHAS AEREAS S.A. and AIRBUS S.A.S. (the "Seller") have entered into an A320 Family / A330 Purchase Agreement dated 14 November 2006 (as novated to LATAM AIRLINES GROUP (the “Buyer”) through a novation agreement dated 30 October 2014 between TAM Linhas Aereas S.A., the Buyer and Airbus, and as amended and supplemented from time to time) for the manufacture and the sale, among others, by the Seller and the purchase by the Buyer of the 2011 A320 NEO Family Aircraft (as such term is defined in the amendment 11 to the Purchase Agreement dated 11 October 2011 (the “Amendment No.11”) and the 2021 Incremental NEO Aircraft (as such term is defined in the amendment 27 to the Purchase Agreement as of the date hereof (the “Amendment No.27”)) (the "Purchase Agreement").

Capitalised terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Purchase Agreement.

Both parties agree that this Letter Agreement, upon execution hereof shall constitute an integral, non-severable part of the Purchase Agreement and shall be governed by all its provisions as such provisions have been specifically amended pursuant to this Letter Agreement.

*	All text marked "REDACTED*" is Redacted Per Amended Standing Order Regarding Redaction Dated February 2, 2021.

Page 1/16

Amended and Restated LETTER AGREEMENT No. 6 to Amendment No.11

REDACTED*

REDACTED*

REDACTED*

*	All text marked "REDACTED*" is Redacted Per Amended Standing Order Regarding Redaction Dated February 2, 2021.

Page 2/16

Amended and Restated LETTER AGREEMENT No. 6 to Amendment No.11

REDACTED*

REDACTED*

REDACTED*

*	All text marked "REDACTED*" is Redacted Per Amended Standing Order Regarding Redaction Dated February 2, 2021.

Page 3/16

Amended and Restated LETTER AGREEMENT No. 6 to Amendment No.11

REDACTED*

REDACTED*

REDACTED*

*	All text marked "REDACTED*" is Redacted Per Amended Standing Order Regarding Redaction Dated February 2, 2021.

Page 4/16

Amended and Restated LETTER AGREEMENT No. 6 to Amendment No.11

REDACTED*

REDACTED*

REDACTED*

*	All text marked "REDACTED*" is Redacted Per Amended Standing Order Regarding Redaction Dated February 2, 2021.

Page 5/16

Amended and Restated LETTER AGREEMENT No. 6 to Amendment No.11

REDACTED*

REDACTED*

*	All text marked "REDACTED*" is Redacted Per Amended Standing Order Regarding Redaction Dated February 2, 2021.

Page 6/16

Amended and Restated LETTER AGREEMENT No. 6 to Amendment No.11

REDACTED*

REDACTED*

*	All text marked "REDACTED*" is Redacted Per Amended Standing Order Regarding Redaction Dated February 2, 2021.

Page 7/16

Amended and Restated LETTER AGREEMENT No. 6 to Amendment No.11

REDACTED*

REDACTED*

REDACTED*

*	All text marked "REDACTED*" is Redacted Per Amended Standing Order Regarding Redaction Dated February 2, 2021.

Page 8/16

Amended and Restated LETTER AGREEMENT No. 6 to Amendment No.11

REDACTED*

REDACTED*

REDACTED*

*	All text marked "REDACTED*" is Redacted Per Amended Standing Order Regarding Redaction Dated February 2, 2021.

Page 9/16

Amended and Restated LETTER AGREEMENT No. 6 to Amendment No.11

REDACTED*

REDACTED*

28.	Governing Law and Jurisdiction

This Letter Agreement REDACTED*

shall be governed by and construed in accordance with English law. Any dispute arising out of or in connection with this Letter Agreement shall be within the exclusive jurisdiction of the Courts of England except that subject to the last sentence of this Clause 28 and during the pendency of the Chapter 11 Cases for the period prior to the effective date of a chapter 11 plan for the Buyer, the Bankruptcy Court shall have exclusive jurisdiction over any disputes or, to the extent the Bankruptcy Court abstains, reference to the Bankruptcy Court is withdrawn, or the Bankruptcy Court is otherwise found to not have jurisdiction, then to the U.S. District Court for the Southern District of New York or the state court of the State of New York located in New York County, New York.

Subject to the last sentence of this Clause 28, the parties hereto irrevocably consent to the personal jurisdiction of (i) during the pendency of the Chapter 11 Cases for the period prior to the effective date of a chapter 11 plan for the Buyer, the Bankruptcy Court or to the extent the Bankruptcy Court abstains, reference to the Bankruptcy Court is withdrawn, or the Bankruptcy Court is otherwise found to not have subject matter jurisdiction, then to the U.S. District Court for the Southern District of New York or the state court of the State of New York located in New York County, New York, and (ii) thereafter, the Courts of England.

*	All text marked "REDACTED*" is Redacted Per Amended Standing Order Regarding Redaction Dated February 2, 2021.

Page 10/16

Amended and Restated LETTER AGREEMENT No. 6 to Amendment No.11

For the avoidance of doubt, nothing in this Clause 28 shall waive or modify any party’s right to request that the Bankruptcy Court abstain from hearing or otherwise transfer a dispute arising under this Letter Agreement or to argue that the Bankruptcy Court does not have statutory authority to adjudicate disputes arising under this Letter Agreement, nor any party’s defenses in respect of any such request or argument.

In this clause 28:

Bankruptcy Code means the chapter 11 of title 11 of the United States Code.

Bankruptcy Court means the United States Bankruptcy Court for the Southern District of New York.

Chapter 11 Cases means the voluntary petition filed by the Buyer for relief under the Bankruptcy Code in the Bankruptcy Court.

29.	Confidentiality

The Parties hereby acknowledge and agree that this Letter Agreement is subject to the confidentiality provisions set forth in clause 22.10 of the Agreement, except that the Buyer may disclose a copy of this Letter Agreement (i) to the Bankruptcy Court to the extent necessary to obtain approval of this Letter Agreement and (ii) on a professional eyes’ only basis to (a) the Official Committee of Unsecured Creditors, (b) that certain Ad Hoc Group of LATAM Bondholders, and (c) the United States Trustee. For the avoidance of doubt, to the extent the Buyer files this Letter Agreement with the Bankruptcy Court, the Buyer shall seek to file this Letter Agreement and the Agreement, along with any related filings, under seal pursuant to the Amended Standing Order Regarding Redactions (the “Standing Order”) entered by the Bankruptcy Court in the Chapter 11 Cases at Docket No. 1810.

REDACTED*

*	All text marked "REDACTED*" is Redacted Per Amended Standing Order Regarding Redaction Dated February 2, 2021.

Page 11/16

Amended and Restated LETTER AGREEMENT No. 6 to Amendment No.11

REDACTED*

REDACTED*

*	All text marked "REDACTED*" is Redacted Per Amended Standing Order Regarding Redaction Dated February 2, 2021.

Page 12/16

Amended and Restated LETTER AGREEMENT No. 6 to Amendment No.11

32.	Conditions Precedent to this Letter Agreement

The Seller and the Buyer hereby agree that it shall be a condition precedent to the effectiveness of this Letter Agreement that the Bankruptcy Court shall have entered an order in form and substance acceptable to the Buyer and Seller (i) approving this Letter Agreement; (ii) authorizing the Buyer and Piquero, as applicable, to enter into and perform under the Amendment Documents, the PDP Financing Documents, the Termination Agreement and the Assignment, Assumption and Release Amendment Agreement and to assume the Assumed Purchase Agreements, as amended; (iii) providing that the obligations of the Buyer and Piquero, as applicable, under the Assumed Purchase Agreements, as amended, the Termination Agreement, the Piquero Guarantee and the Assignment, Assumption and Release Amendment Agreement shall constitute administrative expense claims in the Case pursuant to section 503 of the Bankruptcy Code; and (iv) providing that the obligations of the Buyer under the Piquero Guarantee shall be binding upon and constitute obligations of the reorganized debtors or their successors.

In this Clause 32:

Amendment n°1 means the amendment agreement to the Piquero Purchase Agreement entered into or to be entered into between the Seller and Piquero.

Amendment n°9 means the amendment agreement to the Purchase Agreement 1 entered into or to be entered into between the Seller and the Buyer.

Amendment n°18 means the amendment agreement to the Purchase Agreement 3 entered into or to be entered into between the Seller and the Buyer.

Amendment n°27 means the amendment agreement to the Purchase Agreement 2 entered into or to be entered into between the Seller and the Buyer.

Amendment Documents means the Amendment n°1, the Amendment N°9, the Amendment n°18, the Amendment No.27, the Purchase Agreement 1 Letter Agreement and the Purchase Agreement 2 Letter Agreements.

Assignment, Assumption and Release Amendment Agreement means the assignment, assumption and release amendment agreement entered into or to be entered into between the Buyer, the Seller and Piquero in relation to the assignment, assumption and release agreement dated 6 June 2019 between the Buyer, the Seller and Piquero.

Assumed Purchase Agreements means the Purchase Agreement 1, the Purchase Agreement 2, the Purchase Agreement 3 and the Piquero Purchase Agreement being assumed (as amended).

Consent Agreement Supplement means the consent agreement supplement entered into or to be entered into between Piquero, the Seller, the Buyer and Banco Santander, S.A. in relation to the consent agreement dated 6 June 2019.

PDP Financing Documents means the Consent Agreement Supplement and the Assignment, Assumption and Release Amendment Agreement.

Piquero means Piquero Leasing Limited.

Page 13/16

Amended and Restated LETTER AGREEMENT No. 6 to Amendment No.11

Piquero Guarantee means the guarantee and indemnity dated 6 June 2019 granted by the Buyer in favour of the Seller with respect to, inter alia, the obligations of Piquero under the Piquero Purchase Agreement.

Piquero Purchase Agreement means the Purchase Agreement 1 (excluding any letter agreement relating thereto) as assigned, assumed and released pursuant to the Assignment, Assumption and Release Amendment Agreement.

Purchase Agreement 1 means the Airbus A320 family purchase agreement dated 22 June 2011 and entered into between the Buyer and the Seller, and as amended and supplemented from time to time (including without limitation all exhibits and appendices thereto and any letter agreements entered into from time to time relating thereto).

Purchase Agreement 1 Letter Agreement means the letter agreement n°1 to the Amendment n°9.

Purchase Agreement 2 means the A320/A330 purchase agreement entered into on 14 November 2006 between the Buyer and the Seller, and as amended and supplemented from time to time (including without limitation all exhibits and appendices thereto and any letter agreements entered into from time to time relating thereto).

Purchase Agreement 2 Letter Agreements means the letter agreement n°1, the letter agreement n°2, the letter agreement n°3, the letter agreement n°4, the letter agreement n°5, the letter agreement n°6, the letter agreement n°8D and the letter agreement n°9D to the Amendment n°27.

Purchase Agreement 3 means the Airbus A320 family purchase agreement dated 20 March 1998 and entered into between the Seller and the Buyer, as amended and supplemented from time to time (including without limitation all exhibits and appendices thereto and any letter agreements entered into from time to time relating thereto).

Termination Agreement means the A350XWB termination agreement to be entered into between the Seller and the Buyer

Page 14/16

Amended and Restated LETTER AGREEMENT No. 6 to Amendment No.11

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted
For and on behalf of	For and on behalf of

LATAM AIRLINES GROUP S.A.	AIRBUS S.A.S.

Name:	Name:	REDACTED*

Title:	Title:	REDACTED*

Date:	Date:

Name:

Date:

Title:

*	All text marked "REDACTED*" is Redacted Per Amended Standing Order Regarding Redaction Dated February 2, 2021.

Page 15/16

Amended and Restated LETTER AGREEMENT No. 6 to Amendment No.11

LETTER AGREEMENT N° 6                            APPENDIX 1

REDACTED*

REDACTED*

REDACTED*

'REDACTED* · · · · · · · · · · · · · ·

REDACTED*

*	All text marked "REDACTED*" is Redacted Per Amended Standing Order Regarding Redaction Dated February 2, 2021.

Page 16/16

LETTER AGREEMENT N°8D TO AMENDMENT No.27

LATAM AIRLINES GROUP S.A.

Edificio Huidobro

Avenida Presidente Riesco 5711 – 20th Floor

Las Condes Santiago

Chile

Subject: REDACTED*

LATAM AIRLINES GROUP S.A. (the "Buyer") and AIRBUS S.A.S. (the "Seller") have entered into, as of even date hereof, an amendment No.27 (the "Amendment No.27") to the A320/A330 Purchase Agreement dated November 14, 2006, as amended from time to time (the “Agreement”), covering the manufacture and the sale, among others, by the Seller and the purchase by the Buyer of the 2021 Incremental NEO Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Amendment No.27.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Amendment No.27 and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

In the event of any conflict between the terms of this Letter Agreement and the other terms of the Amendment No.27 (and any of the exhibits and appendices thereto), the terms of this Letter Agreement shall prevail.

*	All text marked "REDACTED*" is Redacted Per Amended Standing Order Regarding Redaction Dated February 2, 2021.

1/6

LETTER AGREEMENT N°8D TO AMENDMENT No.27

1.	The Buyer and the Seller hereby agree REDACTED*

2.	Condition Precedent

The Seller and the Buyer hereby agree that it shall be a condition precedent to the effectiveness of this Letter Agreement that the Bankruptcy Court shall have entered an order in form and substance acceptable to the Buyer and the Seller (i) approving this Letter Agreement; (ii) authorizing the Buyer and Piquero, as applicable, to enter into and perform under the Amendment Documents, the PDP Financing Documents, the Termination Agreement and the Assignment, Assumption and Release Amendment Agreement and to assume the Assumed Purchase Agreements, as amended; (iii) providing that the obligations of the Buyer and Piquero, as applicable, under the Assumed Purchase Agreements, as amended, the Termination Agreement, the Piquero Guarantee and the Assignment, Assumption and Release Amendment Agreement shall constitute administrative expense claims in the Case pursuant to section 503 of the Bankruptcy Code; and (iv) providing that the obligations of the Buyer under the Piquero Guarantee shall be binding upon and constitute obligations of the reorganized debtors or their successors.

In this Clause 2:

Amendment n°1 means the amendment agreement to the Piquero Purchase Agreement entered into or to be entered into between the Seller and Piquero.

Amendment n°9 means the amendment agreement to the Purchase Agreement 1 entered into or to be entered into between the Seller and the Buyer.

Amendment n°18 means the amendment agreement to the Purchase Agreement 3 entered into or to be entered into between the Seller and the Buyer.

Amendment Documents means the Amendment n°1, the Amendment n°9, the Amendment n°18, the Amendment No.27, the Purchase Agreement 1 Letter Agreement and the Purchase Agreement 2 Letter Agreements.

Assignment, Assumption and Release Amendment Agreement means the assignment, assumption and release amendment agreement entered into or to be entered into between the Buyer, the Seller and Piquero in relation to the assignment, assumption and release agreement dated 6 June 2019 between the Buyer, the Seller and Piquero.

Assumed Purchase Agreements means the Purchase Agreement 1, the Purchase Agreement 2, the Purchase Agreement 3 and the Piquero Purchase Agreement being assumed (as amended).

2/6

LETTER AGREEMENT N°8D TO AMENDMENT No.27

Consent Agreement Supplement means the consent agreement supplement entered into or to be entered into between Piquero, the Seller, the Buyer and Banco Santander, S.A. in relation to the consent agreement dated 6 June 2019.

PDP Financing Documents means the Consent Agreement Supplement and the Assignment, Assumption and Release Amendment Agreement.

Piquero means Piquero Leasing Limited.

Piquero Guarantee means the guarantee and indemnity dated 6 June 2019 granted by the Buyer in favour of the Seller with respect to, inter alia, the obligations of Piquero under the Piquero Purchase Agreement.

Piquero Purchase Agreement means the Purchase Agreement 1 (excluding any letter agreement relating thereto) as assigned, assumed and released pursuant to the Assignment, Assumption and Release Amendment Agreement.

Purchase Agreement 1 means the Airbus A320 family purchase agreement dated 22 June 2011 and entered into between the Buyer and the Seller, and as amended and supplemented from time to time (including without limitation all exhibits and appendices thereto and any letter agreements entered into from time to time relating thereto).

Purchase Agreement 1 Letter Agreement means the letter agreement n°1 to the Amendment n°9.

Purchase Agreement 2 means the Agreement.

Purchase Agreement 2 Letter Agreements means the letter agreement n°1, the letter agreement n°2, the letter agreement n°3, the letter agreement n°4, the letter agreement n°5, the letter agreement n°6 and the letter agreement n°9D to the Amendment No.27.

Purchase Agreement 3 means the Airbus A320 family purchase agreement dated 20 March 1998 and entered into between the Seller and the Buyer, as amended and supplemented from time to time (including without limitation all exhibits and appendices thereto and any letter agreements entered into from time to time relating thereto).

Termination Agreement means the A350XWB termination agreement to be entered into between the Seller and the Buyer.

3.	Assignment

Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

4.	Confidentiality

The Parties hereby acknowledge and agree that this Letter Agreement is subject to the confidentiality provisions set forth in clause 22.10 of the Agreement, except that the Buyer may disclose a copy of this Letter Agreement (i) to the Bankruptcy Court to the extent necessary to obtain approval of this Letter Agreement and (ii) on a professional eyes’ only basis to (a) the Official Committee of Unsecured Creditors, (b) that certain Ad Hoc Group of LATAM Bondholders, and (c) the United States Trustee. For the avoidance of doubt, to the extent the Buyer files this Letter Agreement with the Bankruptcy Court, the Buyer shall seek to file this Letter Agreement and the Agreement, along with any related filings, under seal pursuant to the Amended Standing Order Regarding Redactions (the “Standing Order”) entered by the Bankruptcy Court in the Chapter 11 Cases at Docket No. 1810.

3/6

LETTER AGREEMENT N°8D TO AMENDMENT No.27

5.	Severability

In the event that any provision of this Letter Agreement should for any reason be held ineffective, the remainder of this Letter Agreement shall remain in full force and effect. To the extent permitted by applicable law, each party hereto hereby waives any provision of law which renders any provision of this Letter Agreement prohibited or unenforceable in any respect. Any provisions of this Letter Agreement which may prove to be or become, illegal, invalid or unenforceable in whole or in part, shall as far as reasonably possible, and subject to applicable law, be performed in accordance with the spirit and purpose of this Letter Agreement.

6.	Alterations to Contract

This Letter Agreement contains the entire agreement between the Parties with respect to the subject matter hereof and supersedes any previous understandings, commitments or representations whatsoever oral or written in respect thereto. This Letter Agreement shall not be varied except by an instrument in writing of date even herewith or subsequent hereto executed by both Parties or by their duly authorised representatives.

7.	Law and Jurisdiction

This Letter Agreement shall be governed by and construed in accordance with the laws of England. Any dispute arising out of or in connection with this Letter Agreement shall be within the exclusive jurisdiction of the Courts of England except that subject to the last sentence of this Clause 7 and during the pendency of the Chapter 11 Cases for the period prior to the effective date of a chapter 11 plan for the Buyer, the Bankruptcy Court shall have exclusive jurisdiction over any disputes or, to the extent the Bankruptcy Court abstains, reference to the Bankruptcy Court is withdrawn, or the Bankruptcy Court is otherwise found to not have jurisdiction, then to the U.S. District Court for the Southern District of New York or the state court of the State of New York located in New York County, New York.

Subject to the last sentence of this Clause 7, the parties hereto irrevocably consent to the personal jurisdiction of (i) during the pendency of the Chapter 11 Cases for the period prior to the effective date of a chapter 11 plan for the Buyer, the Bankruptcy Court or to the extent the Bankruptcy Court abstains, reference to the Bankruptcy Court is withdrawn, or the Bankruptcy Court is otherwise found to not have subject matter jurisdiction, then to the U.S. District Court for the Southern District of New York or the state court of the State of New York located in New York County, New York, and (ii) thereafter, the Courts of England.

For the avoidance of doubt, nothing in this Clause 7 shall waive or modify any Party’s right to request that the Bankruptcy Court abstain from hearing or otherwise transfer a dispute arising under this Letter Agreement or to argue that the Bankruptcy Court does not have statutory authority to adjudicate disputes arising under this Letter Agreement, nor any Party’s defenses in respect of any such request or argument.

4/6

LETTER AGREEMENT N°8D TO AMENDMENT No.27

In this Clause 7:

Bankruptcy Code means the chapter 11 of title 11 of the United States Code.

Bankruptcy Court means the United States Bankruptcy Court for the Southern District of New York.

Chapter 11 Cases means the voluntary petition filed by the Buyer for relief under the Bankruptcy Code in the Bankruptcy Court.

5/6

LETTER AGREEMENT N°8D TO AMENDMENT No.27

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted
For and on behalf of	For and on behalf of

LATAM AIRLINES GROUP S.A.	AIRBUS S.A.S.

Name:	Name:	REDACTED*

Title:	Title:	REDACTED*

Date:	Date:

Name

Title

Date

*	All text marked "REDACTED*" is Redacted Per Amended Standing Order Regarding Redaction Dated February 2, 2021.

6/6

LETTER AGREEMENT N°9D TO AMENDMENT No.27

LATAM AIRLINES GROUP S.A.

Edificio Huidobro

Avenida Presidente Riesco 5711 – 20th Floor Las Condes

Santiago Chile

Subject: REDACTED*

LATAM AIRLINES GROUP S.A. (the "Buyer") and AIRBUS S.A.S. (the "Seller") have entered into, as of even date hereof, an amendment No.27 (the "Amendment No.27") to the A320/A330 Purchase Agreement dated November 14, 2006, as amended from time to time (the “Agreement”), covering the manufacture and the sale, among others, by the Seller and the purchase by the Buyer of the 2021 Incremental NEO Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Amendment No.27.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Amendment No.27 and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

In the event of any conflict between the terms of this Letter Agreement and the other terms of the Amendment No.27 (and any of the exhibits and appendices thereto), the terms of this Letter Agreement shall prevail.

*	All text marked "REDACTED*" is Redacted Per Amended Standing Order Regarding Redaction Dated February 2, 2021.

1/6

LETTER AGREEMENT N°9D TO AMENDMENT No.27

1.	The Buyer and the Seller hereby agree REDACTED*

2.	Condition Precedent

The Seller and the Buyer hereby agree that it shall be a condition precedent to the effectiveness of this Letter Agreement that the Bankruptcy Court shall have entered an order in form and substance acceptable to the Buyer and the Seller (i) approving this Letter Agreement; (ii) authorizing the Buyer and Piquero, as applicable, to enter into and perform under the Amendment Documents, the PDP Financing Documents, the Termination Agreement and the Assignment, Assumption and Release Amendment Agreement and to assume the Assumed Purchase Agreements, as amended; (iii) providing that the obligations of the Buyer and Piquero, as applicable, under the Assumed Purchase Agreements, as amended, the Termination Agreement, the Piquero Guarantee and the Assignment, Assumption and Release Amendment Agreement shall constitute administrative expense claims in the Case pursuant to section 503 of the Bankruptcy Code; and (iv) providing that the obligations of the Buyer under the Piquero Guarantee shall be binding upon and constitute obligations of the reorganized debtors or their successors.

In this Clause 2:

Amendment n°1 means the amendment agreement to the Piquero Purchase Agreement entered into or to be entered into between the Seller and Piquero.

Amendment n°9 means the amendment agreement to the Purchase Agreement 1 entered into or to be entered into between the Seller and the Buyer.

Amendment n°18 means the amendment agreement to the Purchase Agreement 3 entered into or to be entered into between the Seller and the Buyer.

Amendment Documents means the Amendment n°1, the Amendment n°9, the Amendment n°18, the Amendment No.27, the Purchase Agreement 1 Letter Agreement and the Purchase Agreement 2 Letter Agreements.

Assignment, Assumption and Release Amendment Agreement means the assignment, assumption and release amendment agreement entered into or to be entered into between the Buyer, the Seller and Piquero in relation to the assignment, assumption and release agreement dated 6 June 2019 between the Buyer, the Seller and Piquero.

Assumed Purchase Agreements means the Purchase Agreement 1, the Purchase Agreement 2, the Purchase Agreement 3 and the Piquero Purchase Agreement being assumed (as amended).

*	All text marked "REDACTED*" is Redacted Per Amended Standing Order Regarding Redaction Dated February 2, 2021.

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LETTER AGREEMENT N°9D TO AMENDMENT No.27

Consent Agreement Supplement means the consent agreement supplement entered into or to be entered into between Piquero, the Seller, the Buyer and Banco Santander, S.A. in relation to the consent agreement dated 6 June 2019.

PDP Financing Documents means the Consent Agreement Supplement and the Assignment, Assumption and Release Amendment Agreement.

Piquero means Piquero Leasing Limited.

Piquero Guarantee means the guarantee and indemnity dated 6 June 2019 granted by the Buyer in favour of the Seller with respect to, inter alia, the obligations of Piquero under the Piquero Purchase Agreement.

Piquero Purchase Agreement means the Purchase Agreement 1 (excluding any letter agreement relating thereto) as assigned, assumed and released pursuant to the Assignment, Assumption and Release Amendment Agreement.

Purchase Agreement 1 means the Airbus A320 family purchase agreement dated 22 June 2011 and entered into between the Buyer and the Seller, and as amended and supplemented from time to time (including without limitation all exhibits and appendices thereto and any letter agreements entered into from time to time relating thereto).

Purchase Agreement 1 Letter Agreement means the letter agreement n°1 to the Amendment n°9.

Purchase Agreement 2 means the Agreement.

Purchase Agreement 2 Letter Agreements means the letter agreement n°1, the letter agreement n°2, the letter agreement n°3, the letter agreement n°4, the letter agreement n°5, the letter agreement n°6 and the letter agreement n°8D to the Amendment No.27.

Purchase Agreement 3 means the Airbus A320 family purchase agreement dated 20 March 1998 and entered into between the Seller and the Buyer, as amended and supplemented from time to time (including without limitation all exhibits and appendices thereto and any letter agreements entered into from time to time relating thereto).

Termination Agreement means the A350XWB termination agreement to be entered into between the Seller and the Buyer.

3.	Assignment

Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

4.	Confidentiality

The Parties hereby acknowledge and agree that this Letter Agreement is subject to the confidentiality provisions set forth in clause 22.10 of the Agreement, except that the Buyer may disclose a copy of this Letter Agreement (i) to the Bankruptcy Court to the extent necessary to obtain approval of this Letter Agreement and (ii) on a professional eyes’ only basis to (a) the Official Committee of Unsecured Creditors, (b) that certain Ad Hoc Group of LATAM Bondholders, and (c) the United States Trustee. For the avoidance of doubt, to the extent the Buyer files this Letter Agreement with the Bankruptcy Court, the Buyer shall seek to file this Letter Agreement and the Agreement, along with any related filings, under seal pursuant to the Amended Standing Order Regarding Redactions (the “Standing Order”) entered by the Bankruptcy Court in the Chapter 11 Cases at Docket No. 1810.

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LETTER AGREEMENT N°9D TO AMENDMENT No.27

5.	Severability

In the event that any provision of this Letter Agreement should for any reason be held ineffective, the remainder of this Letter Agreement shall remain in full force and effect. To the extent permitted by applicable law, each party hereto hereby waives any provision of law which renders any provision of this Letter Agreement prohibited or unenforceable in any respect. Any provisions of this Letter Agreement which may prove to be or become, illegal, invalid or unenforceable in whole or in part, shall as far as reasonably possible, and subject to applicable law, be performed in accordance with the spirit and purpose of this Letter Agreement.

6.	Alterations to Contract

This Letter Agreement contains the entire agreement between the Parties with respect to the subject matter hereof and supersedes any previous understandings, commitments or representations whatsoever oral or written in respect thereto. This Letter Agreement shall not be varied except by an instrument in writing of date even herewith or subsequent hereto executed by both Parties or by their duly authorised representatives.

7.	Law and Jurisdiction

This Letter Agreement shall be governed by and construed in accordance with the laws of England. Any dispute arising out of or in connection with this Letter Agreement shall be within the exclusive jurisdiction of the Courts of England except that subject to the last sentence of this Clause 7 and during the pendency of the Chapter 11 Cases for the period prior to the effective date of a chapter 11 plan for the Buyer, the Bankruptcy Court shall have exclusive jurisdiction over any disputes or, to the extent the Bankruptcy Court abstains, reference to the Bankruptcy Court is withdrawn, or the Bankruptcy Court is otherwise found to not have jurisdiction, then to the U.S. District Court for the Southern District of New York or the state court of the State of New York located in New York County, New York.

Subject to the last sentence of this Clause 7, the parties hereto irrevocably consent to the personal jurisdiction of (i) during the pendency of the Chapter 11 Cases for the period prior to the effective date of a chapter 11 plan for the Buyer, the Bankruptcy Court or to the extent the Bankruptcy Court abstains, reference to the Bankruptcy Court is withdrawn, or the Bankruptcy Court is otherwise found to not have subject matter jurisdiction, then to the U.S. District Court for the Southern District of New York or the state court of the State of New York located in New York County, New York, and (ii) thereafter, the Courts of England.

For the avoidance of doubt, nothing in this Clause 7 shall waive or modify any Party’s right to request that the Bankruptcy Court abstain from hearing or otherwise transfer a dispute arising under this Letter Agreement or to argue that the Bankruptcy Court does not have statutory authority to adjudicate disputes arising under this Letter Agreement, nor any Party’s defenses in respect of any such request or argument.

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LETTER AGREEMENT N°9D TO AMENDMENT No.27

In this Clause 7:

Bankruptcy Code means the chapter 11 of title 11 of the United States Code.

Bankruptcy Court means the United States Bankruptcy Court for the Southern District of New York.

Chapter 11 Cases means the voluntary petition filed by the Buyer for relief under the Bankruptcy Code in the Bankruptcy Court.

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LETTER AGREEMENT N°9D TO AMENDMENT No.27

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted
For and on behalf of	For and on behalf of

LATAM AIRLINES GROUP S.A.	AIRBUS S.A.S.

Name:	Name:	REDACTED*

Title:	Title:	REDACTED*

Date:	Date:

Name:

Date:

Title:

*	All text marked "REDACTED*" is Redacted Per Amended Standing Order Regarding Redaction Dated February 2, 2021.

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